United States Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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DYCOM INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DYCOM INDUSTRIES, INC.
11770 U.S. Highway 1, Suite 101
Palm Beach Gardens, Florida 33408

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on November 25, 2008

To our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Dycom Industries, Inc. (the “Company”) will be held at 11:00 a.m., local time, on Tuesday, November 25, 2008, at the City Club of the Palm Beaches, 11780 U.S. Highway 1, Suite 600, Palm Beach Gardens, Florida 33408.

At the Annual Meeting, you will be asked to vote on the following proposals, which are more fully described in the Proxy Statement accompanying this notice:

1. To elect three directors;

2. To vote upon a proposal to approve the Company’s 2009 Annual Incentive Plan;

3. To vote upon a proposal to re-approve and amend the performance goals under the Company’s 2003 Long-Term Incentive Plan; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

The Board of Directors has fixed the close of business on Friday, October 3, 2008, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

Richard B. Vilsoet
Secretary
Palm Beach Gardens, Florida
October 29, 2008

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend in person, it is important that your shares be represented and voted. You can vote your shares by signing and dating the enclosed proxy card and returning it in the accompanying envelope or, via the Internet or telephone. You will find specific instructions for voting via the Internet or telephone on the proxy card. If you decide to attend the Annual Meeting and prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If you hold your shares through a broker and wish to vote at the meeting, you will need to obtain a proxy from the institution that holds your shares.

If you choose to attend the meeting, you will be asked to present valid picture identification, and if you hold your shares through a broker, you will be asked to present a copy of your brokerage statement showing your stock ownership as of October 3, 2008.

DYCOM INDUSTRIES, INC.
11770 U.S. Highway 1, Suite 101
Palm Beach Gardens, Florida 33408

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
Tuesday, November 25, 2008

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dycom Industries, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, November 25, 2008, at the City Club of the Palm Beaches, 11780 U.S. Highway 1, Suite 600, Palm Beach Gardens, Florida 33408, at 11:00 a.m., local time, or at any adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about October 29, 2008.

What will I be voting on?

At the meeting, you and our other shareholders will be voting on the following:

•	The election of three (3) directors;

•	The approval of our 2009 Annual Incentive Plan; and

•	The re-approval and amendment of the performance goals under our 2003 Long-Term Incentive Plan.

Who may vote?

You may vote if you owned our common stock, par value $0.33 1/3 per share, as of the close of business on October 3, 2008, the record date for the meeting. Each share of our common stock is entitled to one vote on each matter to be voted on. As of the record date, there were 39,428,581 shares of common stock outstanding and entitled to vote at the Annual Meeting.

Who may attend the Annual Meeting?

All shareholders of record at the close of business on October 3, 2008, or their duly appointed proxies, may attend the meeting. Please be prepared to present valid photo identification for admission to the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you hold shares in “street name” (that is, in a brokerage account or through a bank or other nominee) and you plan to attend the Annual Meeting, you will need to bring a copy of a statement reflecting your share ownership as of the record date and check in at the registration desk at the meeting.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote your shares “FOR” each of the nominees named in this Proxy Statement for election to our Board of Directors, “FOR” the approval of our 2009 Annual Incentive Plan and “FOR” the re-approval and amendment of the performance goals under our 2003 Long-Term Incentive Plan.

How do I vote?

You may vote your shares in any of the following manners:

•	by signing and dating the enclosed proxy card and returning it in the accompanying envelope;

•	by going to the website www.proxyvote.com, with your proxy card in hand, and following the instructions;

•	by telephone following the instructions included with your proxy card; or

•	by written ballot at the meeting.

If you are a stockholder of record and you attend the meeting, you may deliver your completed proxy card in person. If you hold your shares in “street name” and you wish to vote at the meeting, you will need to obtain a proxy from the broker or nominee that holds your shares.

Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible.

What if I hold my shares in “street name”?

Many shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. This is often called holding shares in “street name.” As summarized below, there are some distinctions between record shareholders and “street name” holders.

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record for those shares, and these proxy materials are being sent directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares and you hold your shares in “street name.” In this case, proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting. However, because you are not a shareholder of record, you may not vote these shares in person at the annual meeting unless you bring with you a proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use in directing the vote of your shares.

Can I change my mind after I vote?

Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by filing an instrument of revocation with the Secretary of the Company or by submitting a proxy bearing a later date than the proxy being revoked prior to the Annual Meeting. Additionally, shareholders who attend the Annual Meeting may revoke a previously granted proxy and vote in person. If you hold your shares in “street name” and wish to change your vote at the Annual Meeting, you will need to obtain a proxy from the broker or nominee that holds your shares.

Will my shares be voted if I do not provide my proxy?

If you are a shareholder of record and you do not vote or provide a proxy, your shares will not be voted.

Your shares may be voted if they are held in street name, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under New York Stock Exchange (“NYSE”) rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The election of directors is considered a “routine” matter under these rules.

What constitutes a quorum?

The presence in person or by proxy of the holders of a majority of the common stock will constitute a quorum. A quorum is necessary to transact business at the Annual Meeting. Shares of common stock represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

What vote is required to approve each proposal?

With the exception of the election of directors, which requires a plurality of the votes cast, the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting is required to approve any other proposals.

Will any other matters be voted on at the Annual Meeting?

As of the date of this Proxy Statement, our management knows of no other matter that will be presented for consideration at the meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the meeting and call for a vote of shareholders, validly executed proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors, or, in absence of such a recommendation, in accordance with the judgment of the proxy holders.

Deadline for Appointment of Proxies by Telephone or the Internet or Returning Your Proxy Card

Dycom shareholders should complete and return the proxy card as soon as possible. To be valid, your proxy card must be completed in accordance with the instructions on it and received by us no later than 11:59 p.m., Eastern Time, on November 24, 2008. If you appoint your proxy by telephone or the Internet, we must receive your appointment no later than 11:59 p.m., Eastern Time, on November 24, 2008. If your common shares are held in street name, you should return your proxy card or voting instruction card in accordance with the instructions on that card or as provided by the bank, brokerage firm or other nominee who holds Dycom common stock on your behalf.

* * * *

A copy of the Company’s Annual Report to Shareholders, including financial statements for the fiscal years ended July 26, 2008 and July 28, 2007, is enclosed with this Proxy Statement, but such documentation does not constitute a part of the proxy soliciting material.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Articles of Incorporation provide that our Board of Directors shall be divided into three classes, with each class having as equal a number of directors as possible. Our Board of Directors currently consists of seven members.

Three director nominees have been nominated for election at the Annual Meeting. The nominees are James A. Chiddix, Charles B. Coe and Patricia L. Higgins. Each nominee was selected by the Corporate Governance Committee and approved by the Board of Directors for submission to our shareholders. James A. Chiddix, Charles B. Coe and Patricia L. Higgins are each currently serving terms that expire at the Annual Meeting. Mr. Chiddix and Mr. Coe have been nominated for a three-year term expiring at the fiscal year 2011 Annual Meeting of Shareholders, and Ms. Higgins has been nominated for a one-year term expiring at the fiscal year 2009 Annual Meeting of Shareholders.

Each of the nominees has consented to serve if elected to our Board of Directors. If any director nominees become unable to accept nomination or election, which is not anticipated, the persons named as proxies will vote for the election of such other person as the Board of Directors may recommend. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

NOMINEES FOR ELECTION AT THIS MEETING

The following table sets forth the name, age and principal occupation of each nominee for election as a director of the Company:

James A. Chiddix Director since 2007 Age 63	Mr. Chiddix has served as Vice Chairman of the Board of Directors at OpenTV Corp. since May 2007; he was Chairman and Chief Executive Officer at that company from 2004 to 2007. Mr. Chiddix was President of Time Warner Inc.’s Interactive Video Division from 2001 through 2004, and was Senior Vice President, Technology and Chief Technology Officer at Time Warner Cable from 1986 through 2001. Mr. Chiddix also serves as a director at Symmetricom, Inc. and Virgin Media, Inc.
Charles B. Coe Director since 2005 Age 60	Mr. Coe was President of BellSouth Network Services, from 2000 to 2001; prior to this Mr. Coe held various other executive positions at BellSouth Corporation over a 15 year period. Mr. Coe is a director of Internap Network Services Corporation.
Patricia L. Higgins Director since 2008 Age 58	Ms. Higgins was President, Chief Executive Officer, and a director of Switch & Data Facilities Company, Inc., a leading provider of neutral interconnection and collocation services, from September 2000 to February 2004. Prior to that, Ms. Higgins served as Chairman and Chief Executive Officer of The Research Board, a consulting and research services company for information technology from May 1999 to August 2000. Prior to 1999, Ms. Higgins was the Chief Information Officer of Alcoa Inc. and also held senior management positions at UNISYS Corporation, Verizon (NYNEX) and AT&T Inc. Ms. Higgins currently serves on the Boards of Directors of Barnes and Noble, Inc., Internap Network Services Corporation, The Travelers Companies, Inc. and Visteon Corporation.

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE MEETING

Thomas G. Baxter Director since 2005 Term expires 2010 Age 61	Mr. Baxter has been an advisor of Churchill Ventures Ltd since July 2006. From October 2001 to January 2005 Mr. Baxter was President of Time Warner Cable, a division of Time Warner Inc. Mr. Baxter was President and Chief Executive Officer of Audible, Inc. from February 2000 to July 2001 and an operating partner of Evercore Partners, from 1998 to 2000. Mr. Baxter was a director of Dycom Industries, Inc. from January 1999 to December 2001.
Charles M. Brennan, III Director since 2002 Term expires 2010 Age 66	Mr. Brennan served as Chairman of the Board of Directors of MYR Group, Inc. from March 2006 to December 2007. Mr. Brennan was Chairman and Chief Executive Officer of MYR Group, Inc. from 1989 to April 2000. Mr. Brennan is a director of Rogers Corporation.
Stephen C. Coley Director since 2003 Term expires 2009 Age 63	Mr. Coley was a Management Consultant with McKinsey & Company, Inc. from July 1975 to January 2004. Mr. Coley is a Director Emeritus of McKinsey & Company, Inc. and a director of Flagstone Reinsurance Holdings Limited.
Steven E. Nielsen Director since 1996 Term expires 2009 Age 45	Mr. Nielsen has been the President and Chief Executive Officer of the Company since March 1999; President and Chief Operating Officer from August 1996 to March 1999; and Vice President from February 1996 to August 1996. Mr. Nielsen is a director of SBA Communications Corporation.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote “FOR” the election of James A. Chiddix, Charles B. Coe and Patricia L. Higgins as directors.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE INFORMATION

We are committed to sound corporate governance and to full compliance with New York Stock Exchange (“NYSE”), Securities and Exchange Commission (“SEC”) and other regulatory and legal requirements. In furtherance of these goals our Board of Directors has adopted a Business Code of Conduct and Ethics, a Code of Ethics for Senior Financial Officers, Corporate Governance Guidelines and written charters for each of its Corporate Governance Committee, Compensation Committee and Audit Committee, all of which are available on our website at www.dycomind.com. Copies of each may also be obtained, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408. These documents are periodically reviewed in light of corporate governance developments and modified as appropriate.

Board Meetings and Attendance

The Board of Directors held 10 meetings during the fiscal year ended July 26, 2008. All directors attended at least 75% of the meetings of the Board of Directors and the committees of the Board of Directors, if any, on which they served during the periods for which they have served as a director. Attendance at the annual meeting of shareholders is expected of all directors as if it were a regular meeting.

Board Independence

In accordance with our Corporate Governance Guidelines, the Board of Directors monitors the independence of its members on an ongoing basis using standards set forth in the guidelines. The guidelines reflect the requirements set forth in the NYSE Corporate Governance listing standards. Under these standards, the Board of Directors has determined that each of the six non-management members of the Board of Directors, including the three non-management director nominees that are currently members of the Board of Directors, is independent and that such group constitutes a majority of our directors. Mr. Nielsen, who serves as our President and Chief Executive Officer, is not independent.

Committees of the Board

The Board of Directors has the authority to appoint committees to perform certain management and administrative functions and currently has an Audit Committee, a Compensation Committee, a Corporate Governance Committee, an Executive Committee and a Finance Committee.

Audit Committee.  The Audit Committee met nine times during fiscal 2008. The following directors are current members of the Audit Committee: Charles M. Brennan, III, Charles B. Coe and Stephen C. Coley. The Board of Directors has determined that each of the members of the Audit Committee is independent within the meaning of the NYSE Corporate Governance listing standards and our Corporate Governance Guidelines. In addition, the Board of Directors has reviewed the qualifications and experience of each of the Audit Committee members and determined that all members of the Audit Committee are “financially literate” as defined by the NYSE listing standards. The Board of Directors has determined that the Chair of the Audit Committee, Charles M. Brennan, III, qualifies as an “audit committee financial expert” within the meaning of applicable regulations of the SEC, promulgated pursuant to the Sarbanes-Oxley Act of 2002, and has “accounting or related financial management expertise” within the meaning of the NYSE listing standards. The SEC has indicated that the designation of Mr. Brennan as an audit committee financial expert does not make him an “expert” for any purpose, impose any duties, obligations or liability that are greater than the duties, obligations or liability imposed as a member of the Audit Committee and the Board of Directors in the absence of such designation, or affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

The Audit Committee has responsibility for, among other things, assisting the Board of Directors in the oversight of:

•	the quality and integrity of the Company’s financial statements and related disclosure, internal controls and financial reporting;

•	the Company’s compliance with applicable legal and regulatory requirements;

•	the independent auditor’s qualification, independence and performance;

•	the performance of the Company’s internal audit function and control functions; and

•	approval of the fees paid to the Company’s independent auditors.

The Audit Committee Charter is set forth as Appendix C to this Proxy Statement.

Compensation Committee.  The Compensation Committee met fourteen times during fiscal 2008. The Compensation Committee currently consists of Thomas G. Baxter, Charles B. Coe, Stephen C. Coley and Patricia L. Higgins. The Board of Directors has determined that each of the members of the Compensation Committee is independent within the meaning of the NYSE Corporate Governance listing standards and our Corporate Governance Guidelines.

The Compensation Committee has responsibility for, among other things:

•	recommending to the Board of Directors the compensation of the directors;

•	determining the compensation of the Chief Executive Officer and approving the compensation of the other executive officers;

•	administering the Company’s equity-based and incentive compensation plans, policies and programs; and

•	reviewing and discussing with management the Company’s compensation discussion and analysis included elsewhere in this Proxy Statement.

The Compensation Committee has engaged Compensation Strategies, Inc. as an independent executive compensation consulting firm, to provide executive compensation consulting services to the Compensation Committee.

Corporate Governance Committee.  The Corporate Governance Committee met six times during fiscal 2008. The Corporate Governance Committee currently consists of Charles M. Brennan, III, James A. Chiddix, Stephen C. Coley and Patricia L. Higgins. The Board of Directors has determined that each of the members of the Corporate Governance Committee is independent within the meaning of the NYSE Corporate Governance listing standards and our Corporate Governance Guidelines.

The Corporate Governance Committee has responsibility for, among other things:

•	recommending to the Board of Directors the director nominees for election by the Company’s shareholders, including those nominees that are recommended by shareholders in accordance with the procedures set forth below under the caption “Director Candidates”;

•	recommending to the Board of Directors persons to fill vacancies on the Board of Directors;

•	recommending to the Board of Directors the appointment of officers of the Company;

•	periodically reviewing the number and functions of the five committees of the Board of Directors and recommending to the Board of Directors the appointment of its members to serve on the committees;

•	evaluating on an annual basis the performance of individual directors and the independence of outside directors;

•	evaluating the performance of the Chief Executive Officer on an annual basis and submitting its evaluation to the Compensation Committee;

•	reviewing management succession and development plans;

•	establishing criteria and processes for, and lead the Board of Directors and each committee in, their respective annual self-evaluations; and

•	developing and monitor compliance with a set of corporate governance guidelines.

Executive Committee.  The Executive Committee met once during fiscal 2008. The Executive Committee currently consists of Thomas G. Baxter, Charles M. Brennan, III and Steven Nielsen. The Executive Committee is empowered to act for the full Board of Directors during intervals between Board of Directors meetings, with the exception of certain matters that by law may not be delegated.

Finance Committee.  The Finance Committee did not meet during fiscal 2008. The Finance Committee currently consists of Thomas G. Baxter, Charles M. Brennan, III and Charles B. Coe. The principal functions of the Finance Committee are to set policy for short-term investments; to review borrowing arrangements; and to recommend changes in the capital structure and operating budget of the Company.

Code of Ethics for Senior Financial Officers and Business Code of Conduct and Ethics

We have adopted a Code of Ethics for Senior Financial Officers and a Business Code of Conduct and Ethics, each of which is a code of ethics as that term is defined in Item 406(b) of Regulation S-K. The Code of Ethics for Senior Financial Officers applies to our Chief Executive Officer, Chief Financial Officer, Controller and other employees performing similar functions, including the Chief Accounting Officer. The Business Code of Conduct and Ethics applies to all officers, managers and employees of the Company. We intend to satisfy the requirement under Item 5.05 of Form 8-K regarding disclosure of an amendment to, or a waiver from, provisions of the Code of Ethics for Senior Financial Officers by posting such information on our website at the address specified above.

Executive Sessions of Non-Management Directors

In accordance with our Corporate Governance Guidelines, non-management directors meet without management present at regularly scheduled executive sessions (at least quarterly). The lead non-management director, who is currently Stephen C. Coley, presides at such sessions.

Communications with the Board of Directors

Our Board of Directors has adopted a formal process by which shareholders and other interested parties may communicate with one or more of our non-management directors, our non-management directors as a group, a committee or the full Board of Directors. Shareholders who wish to communicate with a director or director group should direct their communications in writing to:

Dycom Industries, Inc.,
c/o Richard B. Vilsoet, Secretary
11770 U.S. Highway 1, Suite 101
Palm Beach Gardens, Florida 33408

The Secretary of the Company has primary responsibility for monitoring director related communications from shareholders and other interested parties and forwarding collected communications to the intended recipient provided they meet certain criteria. In general, communications are forwarded to the intended director or director group as long as the communications do not relate to ordinary business, legal or administrative matters or other non-substantive or inappropriate matters further described in our Internal Process for Handling Communications to Directors. All concerns and complaints relating to accounting, internal accounting controls or auditing matters, as well as complaints regarding violations of our Business Code of Conduct and Ethics or Code of Ethics for Senior Financial Officers, will be referred to the Audit Committee in accordance with our Whistleblower Policy and Procedures. Both the Internal Process for Handling Communications to Directors and the Whistleblower Policy and Procedures are available on our website at www.dycomind.com.

Director Candidates

Pursuant to its charter and our Corporate Governance Guidelines, the Corporate Governance Committee is responsible for recommending to the Board of Directors the director nominees for election by our shareholders, including those nominees that are recommended by shareholders in accordance with the procedures set forth in our By-Laws. The process followed by the Corporate Governance Committee to identify and evaluate director candidates includes requests to directors and others for recommendations, engagements of third-party search firms, meetings from time to time to evaluate biographical information and background materials relating to potential candidates, and interviews of selected candidates by members of the Corporate Governance Committee and the Board of Directors. Patricia L. Higgins was initially identified as a director candidate by one of our independent directors. Ms. Higgins meets the independence requirements set forth in the NYSE Corporate Governance listing standards.

In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees, the Corporate Governance Committee will consider numerous attributes, including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience and conflicts of interest. The Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. The Corporate Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities and operate effectively.

The Corporate Governance Committee considers director nominee candidates from many sources, including shareholders. If a shareholder wishes to recommend a nominee for director, written notice should be sent to the Secretary of the Company in accordance with the instructions set forth later in this Proxy Statement under “Proposals for Year 2009 Annual Meeting of Shareholders.” Assuming that appropriate biographical and background material has been provided on a timely basis, the Corporate Governance Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Director Compensation

Our compensation program for non-employee directors is designed to enable us to attract, retain and motivate highly qualified directors to serve on our Board of Directors. The program is also intended to further align the interests of our directors with those of our shareholders by compensating directors with a mix of cash and equity-based compensation. Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors or its committees. The Compensation Committee periodically receives reports on the competitiveness of director compensation for non-employee directors from its independent compensation consultant and is responsible for recommending to the Board of Directors changes in director compensation. The last such report was prepared by Mercer Human Resource Consulting in fiscal 2007.

Directors’ Fees.  Non-employee directors received the following fees in fiscal 2008: (i) an annual retainer fee of $30,000; and (ii) a fee of $10,000 for service as Audit Committee chair, $7,500 for service as Compensation Committee chair and $5,000 for service as Corporate Governance Committee chair.

During fiscal 2008 non-employee directors received $2,250 for each regular or special meeting of the Board of Directors attended in person and $1,000 for each telephonic meeting. Non-employee directors received $1,250 for each regular meeting attended in person of the Audit, Corporate Governance, Finance and Executive Committees, and $750 for each telephonic meeting. Non-employee directors received $1,250 for each Compensation Committee meeting at which executive or director compensation was approved, whether attended in person or telephonically, and $750 for all other meetings. All directors are reimbursed for reasonable expenses incurred in connection with all meetings.

Non-Employee Directors’ Equity Plan.  The 2007 Non-Employee Directors Equity Plan, adopted in November 2007, provides for (i) an annual equity award to each continuing non-employee director as of the date of the Company’s annual general meeting of shareholders and (ii) an equity award upon a new non-employee director’s initial election or appointment to the Board of Directors. In each case, the value, type and terms of such awards are approved by the Board of Directors based on the recommendation of the Compensation Committee. Non-qualified stock options, shares of restricted stock, restricted stock units and deferred restricted stock units may be granted under the 2007 Non-Employee Directors Equity Plan. For fiscal 2008, each continuing director was granted 5,000 options (pro rata in the case of Ms. Higgins who was appointed during the year) to acquire shares of common stock of the Company which vest, subject to continuing service, ratably over four years following the grant date. Additionally, each director elected at the fiscal 2007 annual meeting received restricted stock units valued at $25,000, based on the closing price of the Company’s common stock on the grant date, for each year of the term for which they were elected. These units vest over the respective term of the director. Pursuant to the 2007 Non-Employee Directors Equity Plan, non-employee directors who do not beneficially own at least 7,500 shares of Company common stock or restricted stock units must elect to receive at least 60% of their annual retainer(s) in restricted shares of Company common stock or restricted stock units, at the Company’s discretion. Additionally, non-employee directors may elect to receive up to 100% of such retainer(s) in restricted shares of Company common stock or restricted stock units. The number of restricted shares of Company common stock or restricted stock units to be granted to a non-employee director is determined by (i) dividing (a) the U.S. dollar amount of the director’s annual retainer(s) elected to be received in the form of restricted stock or restricted stock units by (b) the fair market value of a share of the Company’s common stock on the date such fees are payable and (ii) rounding up to the nearest whole share of common stock. Non-employee directors are permitted to defer settlement of their restricted stock units until the earlier of their termination of service on the Board of Directors for any reason and a date specified by such director. As of July 26, 2008, we had granted an aggregate of 14,511 restricted stock units to our non-employee directors as a group under the 2007 Non-Employee Directors Equity Plan.

The following table sets forth the compensation for the non-employee members of our Board of Directors for the fiscal year ended July 26, 2008.

					Change in
					Pension
					Value and
				Non-Equity	Nonqualified
	Fees Earned	Stock	Option	Incentive Plan	Deferred	All Other
	or Paid in	Awards	Awards	Compensation	Compensation	Compensation
Name	Cash ($)(1)(4)	($)(2)(4)	($)(3)(4)	($)	Earnings ($)	($)	Total ($)

Thomas G. Baxter(5)	$63,336	$37,976	$46,337	—	—	—	$147,649
Charles M. Brennan, III(5)	$66,773	$38,288	$53,745	—	—	—	$158,806
James A. Chiddix(5)	$33,612	$17,375	$11,856	—	—	—	$62,843
Charles B. Coe(5)	$50,508	$61,468	$49,667	—	—	—	$161,643
Stephen C. Coley(5)	$60,266	$45,022	$55,019	—	—	—	$160,307
Patricia L. Higgins(5)(6)	$6,758	$8,352	$1,057	—	—	—	$16,167
Joseph M. Schell(7)	$20,500	$19,663	$14,734	—	—	—	$54,897
Jack H. Smith(5)(8)	$37,016	$52,522	$52,916	—	—	—	$142,454

(1)	Under the 2007 Non-Employee Directors Equity Plan, non-employee directors who do not beneficially own at least 7,500 shares of Company common stock or restricted stock units must elect to receive at least 60% of their annual retainer(s) in restricted shares of common stock or restricted stock units, at the Company’s discretion. Additionally, the non-employee directors may elect to receive up to 100% of such retainer(s) in restricted shares of common stock or restricted stock units, as applicable. The amounts in this column represent the fees that were earned or paid in cash plus the grant date fair value of restricted shares for the annual retainer(s) which the director elected to receive in restricted shares during fiscal 2008. The annual retainer fees which were required to be paid in restricted shares are included in the “Stock Awards” column. The total number of restricted shares and aggregate grant date fair value which were elected to be paid in shares and therefore included in this column is as follows: Charles M. Brennan, III, 735 shares having an aggregate value of $15,000; Stephen C. Coley, 1,225 shares having an aggregate value of $24,500; Patricia L. Higgins, 155 shares having an aggregate value of $2,242; and Joseph M. Schell, 394 shares having an aggregate value of $11,250. The dollar amount shown for the restricted shares reflects the amount recognized by the Company for financial statement purposes pursuant to Statement of Financial Accounting Standard No. 123(R), “Share-Based Payment,” (“SFAS No. 123(R)”) (without any reduction for risk of forfeiture). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 26, 2008, regarding assumptions underlying valuation of equity awards.

(2)	The dollar amount shown reflects the amount recognized by the Company for financial statement purposes pursuant to SFAS No. 123(R) (without any reduction for risk of forfeiture) for restricted stock awards granted to the non-employee directors in and prior to fiscal 2008, excluding amounts a director elected to receive in restricted shares or restricted stock units (“RSU’s”) as described in footnote (1) above. Each RSU entitles the recipient to one share of the Company’s common stock upon settlement. See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 26, 2008, regarding assumptions underlying valuation of equity awards.

(3)	Represents the accounting expense that the Company incurred during fiscal year 2008 for stock options granted to the directors during or prior to fiscal 2008. The dollar amount shown reflects the amount recognized for financial statement purposes pursuant to SFAS No. 123(R) (without any reduction for risk of forfeiture). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 26, 2008, regarding assumptions underlying valuation of equity awards.

(4)	The following table shows the grant date fair value of shares of restricted stock, restricted stock units and stock options granted to directors during fiscal 2008 computed in accordance with SFAS 123(R). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 26, 2008, regarding assumptions underlying valuation of equity awards.

		Grant Date	Grant Date
		Fair Value	Fair Value
		of Restricted	of Stock
		Stock/Units	Option
Name	Grant Date	Awards ($)	Awards ($)

Thomas G. Baxter	07/30/2007	$2,363	$—
	10/29/2007	$2,377	$—
	11/20/2007	$—	$68,217
	11/20/2007	$74,977	$—
	01/28/2008	$—	$—
	04/28/2008	$—	$—

Charles M. Brennan, III	07/30/2007	$5,011	$—
	10/29/2007	$5,012	$—
	11/20/2007	$—	$68,217
	11/20/2007	$74,977	$—
	01/28/2008	$5,031	$—
	04/28/2008	$5,014	$—

James A. Chiddix	11/20/2007	$—	$68,217
	11/20/2007	$24,992	$—
	01/28/2008	$—	$—
	04/28/2008	$—	$—

Charles B. Coe	07/30/2007	$4,527	$—
	10/29/2007	$4,525	$—
	11/20/2007	$—	$68,217
	11/20/2007	$24,992	$—
	01/28/2008	$4,516	$—
	04/28/2008	$4,508	$—

Stephen C. Coley	07/30/2007	$8,769	$—
	10/29/2007	$8,764	$—
	11/20/2007	$—	$68,217
	11/20/2007	$49,984	$—
	01/28/2008	$8,775	$—
	04/28/2008	$8,771	$—

		Grant Date	Grant Date
		Fair Value	Fair Value
		of Restricted	of Stock
		Stock/Units	Option
Name	Grant Date	Awards ($)	Awards ($)

Patricia L. Higgins	05/20/2008	$—	$22,153
	05/20/2008	$12,998	$—

Joseph M. Schell	07/30/2007	$7,516	$—
	10/29/2007	$7,504	$—

Jack H. Smith	07/30/2007	$4,527	$—
	10/29/2007	$4,525	$—
	11/20/2007	$—	$68,217
	11/20/2007	$49,984	$—
	01/28/2008	$4,516	$—
	04/28/2008	$4,508	$—

(5)	As of July 26, 2008, each non-employee director had the following aggregate number of outstanding unvested restricted stock units and outstanding stock options:

	Outstanding
	Unvested	Outstanding
	Restricted	Stock
Name	Stock/Units	Options*

Thomas G. Baxter	4,303	14,667
Charles M. Brennan, III	4,303	24,000
James A. Chiddix	899	5,000
Charles B. Coe	2,505	14,834
Stephen C. Coley	3,404	21,000
Patricia L. Higgins	818	2,604
Jack H. Smith	3,404	17,000

*	Includes vested and unvested stock options.

(6)	Ms. Higgins was appointed as a director effective May 20, 2008.

(7)	Mr. Schell retired from the Board of Directors effective November 19, 2007. Upon Mr. Schell’s resignation, he forfeited 4,000 stock option awards with vesting dates ranging from November 21, 2008 through November 21, 2010.

(8)	Mr. Smith passed away on August 6, 2008. Mr. Smith’s vested stock options remain exercisable until November 6, 2008. Restricted stock and restricted stock units that were not vested as of August 6, 2008 were forfeited.

Compensation Committee Interlocks and Insider Participation

Thomas G. Baxter, Charles B. Coe, Stephen C. Coley and Patricia L. Higgins are members of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of the Company. In addition, there are no compensation committee interlocks between the Company and other entities involving the Company’s executive officers and the Company’s Board members who serve as executive officers of those other entities.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is responsible for establishing our overall executive compensation philosophy and overseeing our executive compensation programs in accordance with its charter. This charter is available on our website at www.dycomind.com. The Compensation Committee approves the types and amounts of compensation for the Chief Executive Officer and the other executive officers named in the Summary Compensation Table set forth on page 25 of this Proxy Statement (together, the “Named Executive Officers”). Information about the Compensation Committee and its members can be found on page 7 of this Proxy Statement. The Board of Directors has determined that each member of the Compensation Committee is “independent” within the meaning of the New York Stock Exchange corporate governance listing standards and our Corporate Governance Guidelines.

Compensation Philosophy and Objectives

Our executive compensation program is designed to promote the long-term success of the Company and to increase shareholder value. It rewards executive officers who contribute to the Company’s sustained growth and successful attainment of strategic goals with total compensation that is competitive with those companies with which we compete for executive talent. The compensation program’s objectives are:

•	to attract, motivate and retain high quality executives,

•	to align the financial interests of those executives with the financial interests of our shareholders,

•	to reward executive actions that enhance long-term shareholder returns, and

•	to promote a culture of Company ownership.

Consistent with these principles, our compensation program places a substantial amount of total executive compensation “at risk” based on the performance of the Company and the executive through the annual bonus program and equity-based compensation awards. The annual cash incentive and equity incentive components of the overall compensation program reward the Named Executive Officers for their contributions to our short-term and long-term performance and for building shareholder value.

Overall levels of executive compensation are established based on an assessment of the Company’s performance as a whole. Individual executive compensation is determined based on an assessment of the performance of the Named Executive Officer, the compensation levels of the Company’s peer group, as well as compensation levels for comparable positions within a broader group of companies (as described below). Variation in compensation amongst the Named Executive Officers reflects the different roles, responsibilities, and performance of the Named Executive Officers as well as their value in relation to similarly situated executive officers of the Company’s peer group and a broader group of companies with which the Company competes for talent. These factors are the basis of the Compensation Committee’s decision regarding determinations of base salary, performance-based cash awards and long-term equity awards.

Role of the Compensation Committee

The Compensation Committee is responsible for designing, reviewing and overseeing the administration of our executive compensation program, and annually reviewing and approving all compensation decisions relating to the Named Executive Officers. Generally, all decisions with respect to determining the amount or form of compensation for our Named Executive Officers are made by the Compensation Committee in accordance with the methodology described below.

To assist the Compensation Committee as it makes its compensation decisions, our management prepares information for certain of the Compensation Committee meetings, including detailed lists which indicate, among other things, the salary and compensation payouts, both cash and equity, under our incentive plans over the last several years. These lists also reflect the potential payments to each of the Named Executive Officers under various performance scenarios. The overall purpose of the lists are to present, in a single place, the several elements of actual and potential future compensation of our Named Executive Officers. This single presentation enables the Compensation Committee to analyze the individual elements of compensation (including the compensation mix) and the total amount of actual and projected compensation for a particular performance year.

Additionally, the Compensation Committee reviews information regarding the Company’s peer group as well as other public companies which has been provided by the Committee’s independent consultants, as described below. The Compensation Committee also considers the following factors in setting the target total direct compensation for each Named Executive Officer: (i) the individual responsibilities, experience and achievements of the Named Executive Officers and their potential contributions to the Company’s performance, (ii) recommendations from senior management and (iii) whether the components of a Named Executive Officer’s compensation align with our executive compensation program’s overall objectives.

Role of Consultants and Market Review

The Compensation Committee possesses the authority under its charter to hire advisors to provide the Compensation Committee with information as needed in making compensation decisions. Typically, the Compensation Committee engages an independent compensation consultant to conduct a compensation benchmarking study no less than once every two years for the Named Executive Officers. During fiscal 2007, the Compensation Committee retained and consulted with independent compensation consultants, Mercer Human Resource Consulting (“Mercer”) and Frederic W. Cook & Co., Inc. (“Cook”). Mercer provided market compensation data and analysis to the Compensation Committee while Cook was used to assess equity compensation plan design and levels based on current compensation practices and trends. Mercer’s market data was derived from a peer group of publicly-traded specialty construction companies, as discussed below, (collectively, the “Peer Group”) together with data from a broader group of public companies. Data from the broader group of public companies was collected by Mercer in a proprietary fashion and did not include the names of the participating companies. The Peer Group data, weighted with data from the broader group of companies, was used by the Compensation Committee to benchmark executive compensation and evaluate the Company’s cash and equity compensation mix and levels based on current compensation practices and trends.

The Compensation Committee, together with its compensation consultants, periodically reviews the composition of the Peer Group based on available market data. The companies comprising the Peer Group were: Emcor Group Inc., Shaw Group Inc., Granite Construction Inc., Quanta Services, Inc., Integrated Electrical Services, Inc., Tetra Tech Inc., InfraSource Services Inc., MasTec, Inc., Pike Electric Corporation, Insituform Technologies, Inc. and Willbros Group, Inc. In the years that the Compensation Committee does not commission a benchmarking study, such as fiscal 2008, it establishes compensation targets for our Named Executive Officers by utilizing the prior year’s compensation amounts, generally adjusting base salaries to reflect inflation. All of the decisions with respect to determining the amount or form of executive compensation under the Company’s executive compensation programs are made by the Compensation Committee and reflect judgments by the Compensation Committee based in part on the information and advice provided by the advisors that it retains.

During the second half of fiscal 2008, the Compensation Committee retained Compensation Strategies, Inc. (“Compensation Strategies”) to advise it in connection with the renegotiation of Mr. Nielsen’s employment agreement, which expired in May 2008. In connection with this engagement, Compensation Strategies provided market data based upon a peer group of companies (the “New Peer Group”). The New Peer Group consists of 20 companies from the specialty construction and engineering services industry with annual revenues ranging from $540 million to $9.6 billion. The companies comprising the New Peer Group are: Michael Baker Corporation, Chicago Bridge & Iron Company N.V., Emcor Group Inc., Foster Wheeler Ltd., Global Industries, Ltd., Granite Construction Inc., Insituform Technologies, Inc., Integrated Electrical Services, Inc., Jacobs Engineering Group Inc., KBR, Inc., MasTec, Inc., Matrix Service Company, McDermott International, Inc., Perini Corporation, Pike Electric Corporation, Quanta Services, Inc., Shaw Group Inc., Tetra Tech, Inc., URS Corporation, and Willbros Group, Inc. These companies were selected as they represent a group of companies with which we compete for executive talent. Market data for the New Peer Group was size-adjusted using statistical regression analysis to remove significant swings between raw data points, and to construct market pay levels commensurate with the Company’s comparative revenues to the New Peer Group.

Based on Compensation Strategies evaluation, the Compensation Committee concluded that the base salaries of the Named Executive Officers were generally at the 50th percentile for the New Peer Group, and that average cash incentive payouts and long-term incentive compensation were generally below the 50th percentile as compared to the New Peer Group’s compensation levels. The Compensation Committee has begun discussions to review the structure of the Company’s short and long-term incentive plans for the Named Executive Officers and other eligible employees; designed to reinforce the Company’s focus on individual performance and the financial performance of the Company as a whole.

Role of Management

In the first quarter of each fiscal year, our Chief Executive Officer provides the Compensation Committee with an assessment of the other Named Executive Officers and meets with the Compensation Committee to discuss the prior year financial results and to evaluate the performance of the other Named Executive Officers. This assessment, together with the Compensation Committee’s own judgment, taking into account the results of the most recent compensation benchmarking study and published compensation survey data for our industry, is used to evaluate the individual performance and compensation of those Named Executive Officers. The Compensation Committee is solely responsible for evaluating the Chief Executive Officer’s performance and setting the level and components of his compensation. The Chief Executive Officer is not present when the Compensation Committee determines his compensation.

Major Compensation Components of Named Executive Officers and Analysis of 2008 Compensation Decisions

In order to achieve its compensation philosophy and objectives, the Compensation Committee has designed the compensation program for its Named Executive Officers to utilize three major compensation components: (i) annual base salary; (ii) annual performance-based cash awards; and (iii) long-term equity-based incentives. The Compensation Committee considers each compensation component individually and all compensation components in the aggregate when making decisions regarding amounts that may be awarded under each of the other compensation components.

Annual Base Salaries.  Named Executive Officers are provided with a base salary which recognizes the value of the executive’s skills, experience, prior record of achievement, and importance to the Company. Base salary levels are intentionally set to attract quality executives and to recognize the challenges and varied skill requirements of different positions.

Base salaries are reviewed annually and from time to time in connection with a promotion or other change in responsibility. The Chief Executive Officer submits written base salary recommendations to the Compensation Committee for the other Named Executive Officers. In making his recommendation, the Chief Executive Officer reviews each executive’s performance, market compensation levels for comparable positions, the executive’s potential attractiveness to other companies, and the overall financial health and performance of the Company. The Compensation Committee reviews the Chief Executive Officer’s recommendations for Named Executive Officers (other than the Chief Executive Officer), and together with its own judgments, sets actual base salaries relative to the recommendations. Periodically, the Compensation Committee utilizes a study of market compensation levels prepared by an independent compensation consultant in order to evaluate the executive’s base salaries and the Chief Executive Officer’s recommendations. Such a study was prepared by Mercer for use by the Compensation Committee in setting base salaries for fiscal 2007. In years the study is not prepared, as was the case in establishing the fiscal 2008 base salaries, the most recent study’s findings are adjusted by a reasonable factor primarily reflecting an increase for inflation and the adjusted findings are then used by the Compensation Committee.

The Compensation Committee directly sets the base salary for the Chief Executive Officer. In so doing, the Committee reviews the performance of the Chief Executive Officer, market compensation levels as set forth in the independent compensation consultant’s most recent study and other relevant information. In addition, the Committee reviews the results of any assessment of the Chief Executive Officer’s performance resulting from a formal survey of all of the Company’s directors which are conducted from time to time and informal communications from any of the Company’s directors. At a meeting in August 2007, the Compensation Committee determined annual base salaries for the executive officers of the Company for fiscal 2008. In connection with the renewal of Mr. Nielsen’s employment agreement, the Compensation Committee reviewed the market data from the New Peer Group in determining Mr. Nielsen’s base salary for fiscal 2009.

The Compensation Committee has generally set base salaries between the 50th and 75th percentile of the survey data prepared by its compensation consultant adjusted, as discussed above, by a factor in years when the survey is not prepared. For 2008, the base salary increase for Mr. Nielsen was 3.7%, Mr. DeFerrari 10.3%, Mr. Estes 4.3%, Mr. Vilsoet 8.8%, and Mr. Dunn 4.8%. The increases for Messrs. Nielsen, Estes and Dunn primarily reflect an inflation adjustment over the prior year’s base salary that had been determined based on the study by Mercer previously described. The increases for Mr. DeFerrari and Mr. Vilsoet recognized their growing importance to and increased tenure with the Company. Additionally, in April 2008, the base salary of Mr. DeFerrari was increased to $300,000 on an annual basis in connection with his taking on the responsibilities of Chief Financial Officer upon the resignation of Mr. Dunn. In setting base salaries for the Named Executive Officers, the Compensation Committee made a general assessment of each Named Executive Officer’s performance, experience and scope of responsibilities. The base salary of each Named Executive Officer is set forth in the “Salary” column of the Summary Compensation Table on page 25 of this Proxy Statement.

Annual Performance-Based Cash Awards.  Named Executive Officers are provided annual performance-based cash awards in order to recognize and reward performance that meaningfully enhances the operations of the Company during a fiscal year. Awards are designed to demonstrate tangibly to the executives the Company’s assessment of their individual performance and to communicate to executives that good performance is recognized and valued. Furthermore, the Company believes annual cash awards strongly encourage executives to continuously improve their efforts to enhance the Company’s short-term performance.

Prior to fiscal 2008, the annual incentive compensation for all of the Named Executive Officers, other than the Chief Executive Officer, was determined as described under this subheading. For fiscal 2008, the Compensation Committee, upon the recommendation of the Chief Executive Officer, determined to include the annual incentive bonus for both the Chief Executive Officer and the Chief Operating Officer under the Company’s annual incentive plan described under “Annual Incentive Plan — Chief Executive Officer and Chief Operating Officer” below. References under this subheading to other Named Executive Officers exclude the Chief Executive Officer and the Chief Operating Officer.

Each year the Chief Executive Officer prepares a written report to the Compensation Committee recommending individual performance-based cash awards for the other Named Executive Officers. The Chief Executive Officer’s recommendations result from a two step analysis. First, the overall financial performance of the Company is evaluated in order to determine the appropriate level of total annual performance-based cash awards for all eligible employees, including the other Named Executive Officers. Second, the Chief Executive Officer evaluates the individual performance of the other Named Executive Officers against ranges of annual award opportunities that were established at the beginning of the fiscal year and which correspond to minimum and maximum percentages of base salary. Generally, maximum annual awards to the other Named Executive Officers are capped at 50% of base salary. The purpose of this process is to ensure that individual awards reflect an appropriate balance between the overall financial performance of the Company and the individual executive’s performance. The Chief Executive Officer presents his evaluation and objective recommendations regarding the individual performance metric component of the annual cash incentive compensation earned by each of the other Named Executive Officers to the Compensation Committee for their consideration. This evaluation has elements of subjectivity and depends on an overall analysis of the effectiveness of the individual executive and his ability to meet Company expectations. The Compensation Committee then conducts its own deliberations and approves the final annual cash incentive compensation, if any. Any cash incentives resulting from this process are discretionary and subjectively determined.

Historically, the Chief Executive Officer has assessed overall financial performance and the appropriate level of total annual cash awards to all eligible employees, including the Named Executive Officers, within the context of an award guideline. This award guideline was and has been calculated as a percentage of the amount that income (before income taxes, asset impairments, interest on the Company’s senior subordinated notes, and stock-based compensation) exceeded a threshold of contract revenues. Individual awards, absent executive specific considerations, are generally directionally consistent with changes in the award guideline from year to year. Accordingly, the incentive bonus paid to Messrs. DeFerrari and Vilsoet was directionally lower than the prior year as a result of lower earnings, although Mr. DeFerrari’s bonus increased on a gross basis reflecting his promotion to Chief Financial Officer. After receiving the recommendation of the Chief Executive Officer, the Compensation Committee met with the Chief Executive Officer in August 2008 to discuss his recommendations. The awards for fiscal 2008 were approved by the Compensation Committee during a subsequent meeting of the Compensation Committee in August 2008. Annual award payments were made following the conclusion of the Company’s financial statement audit.

For fiscal 2008, the annual cash incentive bonuses for the Named Executive Officers (other than the Chief Executive Officer and Chief Operating Officer), were between 35% and 41% of those officers’ base salaries for fiscal 2008. The actual annual awards paid to these Named Executive Officers, as approved by the Compensation Committee, are set forth on the “Bonus” column of the Summary Compensation Table on page 25 of this Proxy Statement.

Annual Incentive Plan — Chief Executive Officer and Chief Operating Officer.  In October 2007, the Compensation Committee established the performance goals of the fiscal 2008 bonus opportunity of both the Chief

Executive Officer and the Chief Operating Officer under the annual incentive plan. Prior to fiscal 2008, the annual incentive bonus of the Chief Operating Officer was determined on a discretionary basis.

The annual incentive plan compensation is derived from performance measures that are established by the Compensation Committee within 90 days of the beginning of each fiscal year. Accordingly, the Chief Executive Officer’s and Chief Operating Officer’s annual incentive plan compensation is not discretionary, although it may be reduced (but not increased) by the Compensation Committee through the exercise of its discretion. Compensation paid under the annual incentive plan is designed to be “at risk” based on the performance of the Company and has exhibited significant variability from year to year. Over the last three fiscal years the payout to the Chief Executive Officer has ranged form zero to 120% of base salary. The annual incentive bonus for each of Mr. Nielsen and Mr. Estes for fiscal 2008 was 29% of their respective base salaries. At the time the Compensation Committee determined the performance criteria for fiscal 2008, it capped any possible award under the plan to Mr. Nielsen at 135% of his base salary and Mr. Estes at 115% of his base salary. Additionally, Mr. Nielsen would not earn an award under the plan if the award, as calculated under the established performance criteria, was less than 10% of his base salary for the fiscal year.

The performance measures established by the Compensation Committee under the annual incentive plan for fiscal 2008 for the Chief Executive Officer and Chief Operating Officer applied a pre-established payout ratio to operating earnings (before asset impairments and annual incentive plan compensation) above a threshold percentage (2.5%) of contract revenues. The payout ratio varied as a function of the Company’s cash flow performance, which was measured as a ratio of operating cash flow to net income before asset impairments. The payout ratio for Mr. Nielsen varied from 0.80% to 1.70% and for Mr. Estes from 0.54% to 1.14%, with the lower end of the range applied if the operating cash flow was less than 1.0 times net income before after tax annual incentive plan compensation expense and asset impairments and the upper end of the range applied if such ratio was greater than 1.5 to 1.0. The actual payout ratio achieved was 1.70% and 1.14% for Mr. Nielsen and Mr. Estes, respectively. The use of a threshold amount before any incentive compensation was earned ensured that the Company’s performance exceeded a pre-established level before any award was earned by the Chief Executive Officer or the Chief Operating Officer. The reliance on cash flow and earnings measures in determining the payout amount reflected the importance to the Company of both operating margins and cash flows. As designed, the fiscal 2008 performance criteria provided that acceptable margins without solid cash flows resulted in a reduced award payment, while solid cash flows absent acceptable margins would result in no award payment. Once the plan’s cash flow threshold requirement is met, only incremental earnings generate an award payout. The use of both operating earnings and cash flow as performance criteria ensures that only high quality earnings result in vesting of awards, as both income statement and balance sheet performance is required.

The actual annual incentive award paid to the Chief Executive Officer and Chief Operating Officer, as approved by the Compensation Committee, is set forth on the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 25 of this Proxy Statement. The amounts paid under the annual incentive plan for fiscal 2008 were substantially lower than the prior year as a result of lower earnings during fiscal 2008.

Long-Term Equity Based Compensation.  Named Executive Officers are eligible to receive long-term equity-based incentive compensation awards under our 2003 Long-Term Incentive Plan. Long-term equity awards provide for compensation that is “at risk” based on the performance of the Company, and, consequently, align the financial interests of our executive officers with those of our shareholders. Furthermore, long-term equity awards contain vesting provisions which are important to the retention of key executives. The value of issued but unvested long-term equity awards meaningfully encourages executives to remain with the Company as leaving the Company results in the forfeiture of the unvested value of previously accumulated long-term equity awards. For Named

Executive Officers, other than the Chief Executive Officer, individual long-term equity based awards are recommended by the Chief Executive Officer for consideration and approval by the Compensation Committee.

The Compensation Committee generally makes grants of long-term equity awards annually. In limited instances, awards under the long-term equity awards may also be granted to recognize outstanding performance during the year or at the initiation of employment for newly hired key executives, or upon renewal of employment agreements. In December 2007, awards granted to the Named Executive Officers under the 2003 Long-Term Incentive Plan, other than the Chief Executive Officer and the Chief Operating Officer, consisted of (i) performance vesting restricted stock units which vest subject to the Company achieving annual pre-tax income and operating cash flow ratio goals (the “Annual Goals”) established by the Compensation Committee and provide for the vesting of additional restricted stock units if the Company achieves pre-tax and operating cash flow ratio goals for the trailing three fiscal year period ending in such fiscal year (“Three Year Goals”) and (ii) time vesting restricted stock units which vest ratably on the four subsequent anniversaries of the initial grant date. Continued employment at the time of vesting is required for both the performance and time vesting awards. Awards of performance vesting restricted stock units were made to Mr. Nielsen and Mr. Estes in October 2007 that contained similar annual and three year performance criteria as described below.

Additionally, in July 2008, Mr. Nielsen received a long-term equity award of options to purchase Company common stock in connection with his entering into a new employment agreement, described on page 33 of this Proxy Statement. This award was made by the Compensation Committee based, in part, upon the New Peer Group survey prepared by Compensation Strategies in connection with the renegotiation of Mr. Nielsen’s employment agreement. The New Peer Group survey data indicated that Mr. Nielsen’s long-term incentive compensation was below the 50th percentile of the survey data. Based on the work of the Compensation Committee’s independent consultant and the Committee’s judgment, Mr. Nielsen was awarded options to purchase 35,000 shares of common stock at an exercise price equal to the closing price on the date of grant. The options vest ratably on each anniversary date over a four year period. Based on the survey data, this grant brought Mr. Nielsen’s fiscal 2008 long-term incentive compensation up to the market median.

Performance Vesting Restricted Stock Units.  The performance vesting restricted stock units granted in December 2007 to Named Executive Officers, other than the Chief Executive Officer and Chief Operating Officer, vest in three annual installments subject to the Company achieving the Annual Goals for each of fiscal years 2008, 2009 and 2010. For the annual long-term equity award to vest, the Company’s operating earnings (before asset impairments, performance share and performance unit compensation and amounts associated with the extinguishment of debt) must exceed certain pre-established targets, which are set forth as a percentage of revenue. If such operating earnings are less than or equal to 2.5% of contract revenues, no annual award will vest and, subject to reduction as described in the next sentence, 100% of the award will vest if such operating earnings equal or exceed 5.0% of contract revenues. The amount of annual performance share units vesting each year will be reduced to 75% of the award otherwise earned if the ratio of operating cash flow for the fiscal period is less than net income for the period.

In addition to the performance units earned when Annual Goals are met, supplemental units can be earned if the Company achieves the applicable Three Year Goals. If the Three Year Goals are achieved, the Named Executive Officers, other than the Chief Executive Officer and the Chief Operating Officer, will vest in additional restricted stock units of up to 100% of the number of restricted stock units vesting in that fiscal year. Vesting of these supplemental units only occurs if cumulative operating earnings for the trailing three year period (before asset impairments, performance share and performance unit compensation and amounts associated with the extinguishment of debt, over the previous three fiscal years) exceed certain pre-established targets, which are set forth as a percentage of revenue. If such cumulative operating earnings for the three year period are more than 7.51% of cumulative contract revenues for the period but less than 10% of cumulative contract revenue for the period, a supplemental award of 50% of the target annual units will be earned so long as cumulative operating cash flow for such period is greater than cumulative net income (before asset impairments, amounts recorded for performance vesting restricted stock and units and amounts associated with the extinguishment of debt) for the period. If such cumulative operating earnings for the three year period are 10.01% or more of cumulative contract revenues for the period, a supplemental award of 100% of the target annual units will be earned so long as cumulative operating cash flow for such period is greater than cumulative net income (before asset impairments, amounts recorded for performance vesting restricted stock and units and amounts associated with the extinguishment of debt) for the period. No supplemental units will vest in any of the years if such operating cash flow is not equal to or greater than such net income, in each case as measured over the same cumulative three year period. Supplemental units are earned only in a fiscal year for which units are awarded for meeting the Annual Goals. Consequently, strong prior performance does not ensure vesting if unaccompanied by current fiscal year performance. The three year performance required to earn supplemental units is meaningfully more difficult than that required to earn an annual award and is only triggered by operating earnings and cash flow performance that is significantly better than that of fiscal 2008. The performance criteria selected, operating margin and cash flow, require both income statement and balance sheet performance. Award levels are impacted by the level of margin achieved in generating cash flow to the Company. Applying these criteria historically for the last seven years would have resulted in full vesting of supplemental units in one of the seven years, partial vesting at 50% in three years and no vesting in three of the years.

The performance criteria required under the awards provide that good margins without acceptable cash flows result in reduced vesting of the annual awards or the elimination of vesting of any supplemental awards, while acceptable cash flows absent acceptable margins result in no vesting. The use of both operating earnings and cash flows as performance criteria means that both income statement and balance sheet performance is required before awards will vest.

In December 2007, $429,968 in share value was granted to the Named Executive Officers, other than the Chief Executive Officer and the Chief Operating Officer, in the form of performance vesting restricted stock units (based on the closing price of a share of Company common stock on the date of grant, December 13, 2007, and the target award under the grant). This amount represented 51% of such executive officers’ base salaries, with individual grants ranging from 50.0% to 51.6% of individual base salary. The share values granted to the Named Executive Officers were converted into a specific number of restricted stock units by dividing the share value granted by the closing price of the Company’s common stock on the day of the Compensation Committee’s approval. Based on results of fiscal 2008, the Named Executive Officers (other than the Chief Executive Officer and Chief Operating Officer), will vest in approximately 48% of their respective target annual awards under the fiscal 2007 and fiscal 2008 grants of performance based restricted stock units. No award will vest with respect to the target annual award under the fiscal 2006 grant of performance based restricted stock. Additionally, based on results of fiscal 2008, no supplemental awards were earned under the fiscal 2008, 2007 or 2006 grants of performance vesting restricted units/stock.

Information regarding the fair value and the number of performance vesting restricted stock units that the Named Executive Officers were granted in December 2007 is shown in the Grant of Plan-Based Awards Table on page 26 of this Proxy Statement.

Long-term Equity Based Compensation — Chief Executive Officer and Chief Operating Officer.  In October 2007, an award of performance vesting restricted stock units was made to each of the Chief Executive Officer and Chief Operating Officer. To comply with Section 162(m) of the Internal Revenue Code, the Compensation Committee established the performance criteria for these awards within ninety days of the beginning of fiscal 2008. In addition, the three-year performance criteria which are described above under “Performance Vesting Restricted Stock Units” have been modified to comply with Section 162(m). This modification does not alter the required three year financial performance of the Company necessary to earn a supplemental award from that required by the awards made to the other Named Executive Officers as described above.

The October 2007 awards made to the Chief Executive Officer and Chief Operating Officer totaled $1,033,993 in share value (based on the closing price of a share of Company common stock on the date of grant, October 24, 2007, and the target award under the grant). This amount represented 87.2% of their aggregate base salaries, with the Chief Executive Officer receiving 88.2% of his base salary in the form of performance vesting restricted stock units and the Chief Operating Officer receiving 85.8% of his base salary in the form of performance vesting restricted stock units. These levels were deemed appropriate given the grants of time vesting restricted stock units issued to the Chief Executive Officer and Chief Operating Officer during fiscal 2004 and 2005 in conjunction with entering into their respective employment agreements. In the event that the three year goals are achieved in each of the three years during which these performance restricted stock units vest, the number of performance vesting restricted stock units that these executive officers would earn would double. Applying these criteria historically for the last seven years would have resulted in full vesting of supplemental units in one of the seven years, partial vesting at 50% in three years and no vesting in three of the years. For both the Chief Executive Officer and the Chief Operating Officer, the share values granted were converted into a specific number of performance share units by dividing the share values granted by the closing price of the Company’s common stock on the day of the Compensation Committee’s grant of the units. Based on results of fiscal 2008, the Named Executive Officers (other than the Chief Executive Officer and Chief Operating Officer, will vest in approximately 48% of their respective target annual awards under the fiscal 2007 and fiscal 2008 grants of performance based restricted stock units. No award will vest with respect to the target annual award under the fiscal 2006 grant of performance based restricted stock. Additionally, based on results of fiscal 2008, no supplemental awards were earned under the fiscal 2008, 2007 or 2006 grants of performance vesting restricted units/stock.

Information regarding the fair value and the number of performance vesting restricted stock units that the Named Executive Officers were granted in October 2007 is shown in the Grant of Plan-Based Awards Table on page 26 of this Proxy Statement.

Time Vesting Restricted Stock Units.  Our 2003 Long-Term Incentive Plan provides for the issuance of time vesting restricted stock units that vest in equal installments on the first, second, third, and fourth anniversaries of the date such units are granted, so long as the employee remains employed by the Company on the vesting date. These awards are not subject to performance conditions, but are designed to enhance retention by rewarding continued employment, as leaving the Company results in the forfeiture of the unvested awards. This effect is further enhanced as the price of our common stock increases. Time vesting restricted stock units are subject to shareholding requirements, see “Shareholding Requirements” below.

In December 2007, $212,472 in share value was granted to Mr. DeFerrari, Mr. Vilsoet and Mr. Dunn. No time vesting restricted stock units were granted to the Chief Executive Officer and Chief Operating Officer. For those executives receiving a grant of time vesting restricted stock units, the value of the individual grants received was approximately 25% of the executive’s base salary at the time of grant. The share values granted to these Named Executive Officers were converted into a specific number of restricted stock units by dividing the share value granted by the closing price of the Company’s common stock on the date of grant of the units. Information regarding the fair value and the number of time vesting restricted stock units that the Named Executive Officers were granted in December 2007 is shown in the Grant of Plan-Based Awards Table on page 26 of this Proxy Statement. Information regarding the number of shares of time vesting restricted stock and the value realized on vesting in fiscal 2008 is shown in the Option Exercise and Stock Vested Table on page 31 of this Proxy Statement.

Other Benefits

We provide employees with a range of retirement and health and welfare benefits that are designed to assist us in attracting and retaining employees and to reflect the competitive practices of the companies in the Peer Group. The Named Executive Officers are eligible for the following benefits:

401(k) Plan.  We maintain a tax qualified deferred contribution retirement plan (the “401(k) Plan”) that covers substantially all of our salaried and hourly employees. Each of the Named Executive Officers participates in the 401(k) Plan. Participants may contribute up to 15% of their compensation on a before-tax basis into their 401(k) Plan accounts, subject to statutory limits. In addition, we match an amount equal to 30% for each dollar contributed by participants on the first 5% of their eligible earnings.

Because the 401(k) Plan is a tax qualified retirement plan, the Internal Revenue Code limits the “additions” that can be made to a participant’s 401(k) Plan account each calendar year. “Additions” include Company matching contributions, before-tax contributions made by a participant and participant after-tax contributions. In addition, the Internal Revenue Code limits the amount of annual compensation that may be taken into account in computing benefits under the 401(k) Plan.

The Company does not maintain any defined benefit pension plan, non-tax qualified supplemental retirement plan or deferred compensation plan.

Health and Welfare Plans.  Active employee benefits such as medical, dental, life insurance and disability coverage are available to all salaried and hourly employees through our flexible benefits plan. Employees contribute to the cost of the benefits plan by paying a portion of the premium costs.

Named Executive Officers participate in the medical and dental plans on terms identical with those afforded all other employees. In addition, we provide certain key employees, including the Named Executive Officers, with additional life insurance and disability coverage at no cost to the individual. The amount paid on behalf of the Named Executive Officers is set forth in the “All Other Compensation” column of the Summary Compensation Table on page 25 of this Proxy Statement.

Shareholding Requirements

Beginning in fiscal 2006, awards of time vesting restricted stock and time vesting restricted stock units granted to the Named Executive Officers have been subject to shareholding requirements. As each grant vests, the executive is required to retain, on account with the Company’s stock transfer agent, one-half of the shares that have vested, net of shares withheld to pay taxes. The shareholding requirement continues until the shares on account are equal in value to the executive’s base salary then in effect. From that point forward, the executive is free to sell shares that vest subsequently, but must hold those shares previously on account so long as the executive remains employed by the Company. All restrictions on those shares held by the transfer agent lapse ninety days after an executive is no longer employed by the Company. As of October 3, 2008, none of the Named Executive Officers that have received awards of time vesting restricted stock or restricted stock units since fiscal 2006 have reached the shareholding requirement.

Severance and Change in Control Benefits

The Company provides for the payment of severance benefits to the Named Executive Officers upon certain types of employment terminations. Providing severance and change of control benefits assists us in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus, enhancing long-term shareholder value. The Named Executive Officers are provided with severance benefits under individual arrangements negotiated with the Company. The terms and payment amounts reflect the Compensation Committee’s determination of competitive practices at those companies that we compete with for executive talent at the time the arrangements were entered into and were based, in part, on market information provided by its independent compensation consultants.

The terms of the individual arrangements, and a calculation of the estimated severance benefits that would be payable to each Named Executive Officer under their respective arrangements, is set forth under Potential Payments upon Termination of Employment or Change of Control table beginning on page 31 of this Proxy Statement. The amounts set forth on the table for Mr. Dunn reflect actual payments under his separation agreement, see “Employment and Separation Agreements — Richard L. Dunn” on page 39 of this Proxy Statement.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code (and the regulations promulgated thereunder) precludes a public corporation from taking an income tax deduction in any one year for compensation in excess of $1 million for its chief executive officer or any of its four other highest paid executive officers employed by the Company on the last day of the fiscal year, unless certain specific performance criteria are satisfied. The Committee seeks to maximize the tax deductibility of compensation in excess of $1 million per year, in accordance with the requirements of Section 162(m), paid to any of the executive officers. However, if compliance with the requirements of Section 162(m) negatively impacts the Company’s ability to attract and retain key personnel, the Committee may then decide to provide market competitive compensation opportunities, regardless of their tax impact. For fiscal 2008, approximately $390,000 of the compensation paid to Mr. Nielsen was not deductible for federal income tax purposes.

Code Section 409A

Code Section 409A generally changes the tax rules that affect most forms of deferred compensation that were not earned and vested prior to 2005. The Company operates and administers its compensation arrangements in accordance with a reasonable good faith interpretation of the new rules.

Accounting Rules

The Compensation Committee takes into consideration the accounting treatment of equity incentive awards under SFAS No. 123(R), “Share-Based Payment,” when determining the form and timing of equity grants to employees, including the Named Executive Officers. The accounting treatment of such grants, however, is not determinative of the type, timing or amount of any particular grant of equity incentive award made to the Company’s employees.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended July 26, 2008.

The foregoing report has been furnished on behalf of the Board of Directors by the undersigned members of the Compensation Committee.

Compensation Committee

Thomas G. Baxter, Chair
Charles B. Coe
Stephen C. Coley
Patricia L. Higgins

Summary Compensation Table

The following table sets forth the compensation of our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, and the General Counsel who were serving as executive officers as of July 26, 2008 and also includes our former Chief Financial Officer who resigned during fiscal 2008 (collectively, the “Named Executive Officers”).

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards(2)	Awards(2)	Compensation(3)	Earnings	Compensation(4)	Total
Name and Principal Position	Year	($)	($)(1)	($)	($)	($)	($)	($)	($)

Steven E. Nielsen	2008	$705,000	—	$546,986	$4,129	$207,251		$4,342	$1,467,708
President and Chief Executive Officer	2007	$680,000	—	$1,104,148	$34,089	$821,618	—	$3,194	$2,643,049
H. Andrew DeFerrari	2008	$241,481	$100,000	$70,954	—	—	—	$2,445	$414,880
Senior Vice President and Chief Financial Officer	2007	$195,000	$85,000	$69,081	—	—	—	$1,900	$350,981
Timothy R. Estes	2008	$480,000	—	$540,179	—	$138,193	—	$8,999	$1,167,371
Executive Vice President and Chief Operating Officer	2007	$460,000	$460,000	$641,366	$31,974	—	—	$8,082	$1,601,422
Richard B. Vilsoet	2008	$310,000	$108,500	$119,111	—	—	—	$4,149	$541,760
Vice President, General Counsel and Secretary	2007	$285,000	$140,000	$128,024	—	—	—	$3,371	$556,395
Richard L. Dunn(5)	2008	$225,000	—	$48,265	$181,338	—	—	$755,453	$1,210,056
Senior Vice President and Chief Financial Officer	2007	$310,000	$125,000	$128,024	$9,591	—	—	$6,979	$579,594

(1)	Bonuses for the fiscal year ended July 26, 2008 were paid in October 2008.

(2)	The amounts in the “Stock Awards” column for fiscal 2008 represent the accounting expense that we incurred during fiscal year 2008 for time and performance vesting restricted stock and restricted stock unit awards granted to the Named Executive Officers in fiscal years 2004 through 2008. The amounts in the “Option Awards” column represent the accounting expense that we incurred during fiscal year 2008 for stock options granted to the Chief Executive Officer in fiscal year 2008. The dollar amounts shown reflect the amount recognized for financial statement purposes pursuant to SFAS No. 123(R) (without any reduction for risk of forfeiture). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 26, 2008, regarding assumptions underlying valuation of equity awards. The terms applicable to the stock awards and the option awards granted for fiscal year ended July 26, 2008 are set forth in the “Grant of Plan-Based Awards” table, see page 26 of this Proxy Statement.

(3)	The incentive compensation award under the Annual Incentive Plan for our fiscal year ended July 26, 2008 was paid in October 2008.

(4)	All Other Compensation for fiscal year 2008 consists of (i) Company contributions to the Dycom Industries, Inc. Retirement Savings Plan (Mr. Nielsen — $2,522; Mr. DeFerrari — $1,054; Mr. Estes — $4,292; Mr. Vilsoet — $1,452; Mr. Dunn — $2,009); (ii) premiums paid by the Company for group term life insurance and long-term disability (Mr. Nielsen — $1,820; Mr. DeFerrari — $1,391; Mr. Estes — $4,707; Mr. Vilsoet — $2,697; Mr. Dunn — $3,066); and (iii) for Mr. Dunn (a) $337,500 in cash separation pay, including accrued but unused vacation pay, plus (b) $412,878 in accounting expense recognized for financial statement purposes during fiscal 2008 pursuant to SFAS No. 123(R) related to the vesting of certain time and performance vesting restricted stock and restricted stock unit awards and stock options pursuant to Mr. Dunn’s separation agreement.

(5)	Effective April 4, 2008, Mr. Dunn resigned from his position as Senior Vice President and Chief Financial Officer.

Grant of Plan-Based Awards Table

The following table sets forth certain information with respect to plan-based awards made to the Named Executive Officers during the fiscal year ended July 26, 2008.

								All Other	All Other
								Stock	Option
								Awards:	Awards:	Exercise	Grant Date
		Estimated Future Payouts						Number of	Number of	or Base	Fair Value of
		Under Non-Equity Incentive			Estimated Future Payouts Under			Shares of	Securities	Price of	Stock and
		Plan Awards(1)			Equity Incentive Plan Awards(2)			Stock or	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units(3)	Options(4)	Awards	Awards(5)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)

Steven E. Nielsen	10/24/2007	$70,500	$705,000	$951,750	158	21,021	42,042	—	—	—	$622,011
	07/07/2008	—	—	—	—	—	—	—	35,000	$12.97	$241,637
H. Andrew DeFerrari	12/13/2007	—	—	—	30	3,936	7,872	—	—	—	$107,492
	12/13/2007	—	—	—	—	—	—	1,968	—	—	$53,746
Timothy R. Estes	10/24/2007	—	$480,000	$552,000	104	13,923	27,846	—	—	—	$411,982
Richard B. Vilsoet	12/13/2007	—	—	—	44	5,859	11,718	—	—	—	$160,009
	12/13/2007	—	—	—	—	—	—	2,836	—	—	$77,451
Richard L. Dunn	12/13/2007	—	—	—	45	5,949	11,898	—	—	—	$162,467
	12/13/2007	—	—	—	—	—	—	2,976	—	—	$81,275

(1)	Mr. Nielsen’s and Mr. Estes’ fiscal 2008 annual incentive plan (“AIP”) compensation is derived from performance measures that are established within 90 days of the beginning of the fiscal year pursuant to Section 162(m) of the Internal Revenue Code. The AIP for fiscal 2008 applied a pre-established payout ratio to operating earnings (before asset impairments and annual incentive plan compensation) above a threshold percentage of contract revenues. The payout ratio varied as a function of our cash flow performance, which was measured as a ratio of operating cash flow to net income before after tax annual incentive plan compensation expense and asset impairments. For fiscal 2008, the AIP provided that Mr. Nielsen receive an annual incentive award only if the award as calculated equaled or exceeded 10% of his base salary. The maximum annual incentive award payable to Mr. Nielsen for fiscal 2008 was set at 135% of his base salary and the maximum annual incentive award payable to Mr. Estes for fiscal 2008 was set at 115% of his base salary. Mr. Nielsen’s and Mr. Estes’s actual fiscal 2008 incentive plan payout of $207,251 and $138,193, respectively, was paid in

October 2008, as set forth under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table, see page 25 of this Proxy Statement.

(2)	Represents performance vesting restricted stock units (“PRSU’s”) for the fiscal 2008 to 2010 performance period granted under the Company’s 2003 Long-Term Incentive Plan. The PRSU’s vest in three substantially equal annual installments on the anniversary of the date of grant, subject to meeting certain performance targets.

(3)	Represents time vesting restricted stock units (“TRSU’s”) granted under the Company’s 2003 Long-Term Incentive Plan. The TRSU’s vest in four substantially equal annual installments on or about the anniversary date of the grant.

(4)	Represents stock options granted under the Company’s 2003 Long-Term Incentive Plan. The stock options vest in four substantially equal annual installments on the anniversary date of the grant.

(5)	This column shows the grant date fair value of PRSU’s, TRSU’s, and stock options granted to the Named Executive Officers. The grant date fair value was determined under SFAS No. 123(R). See Note 16 to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended July 26, 2008, regarding assumptions underlying valuation of equity awards. In the case of the PRSU’s, the grant date fair value is based on the target number of awards.

Narrative Accompanying Grant of Plan-Based Awards Table

The equity incentive awards granted to Mr. Nielsen and Mr. Estes on October 24, 2007 are subject to our achieving certain annual goals (the “Annual Goals”) established by the Compensation Committee. The Annual Goals are pre-established performance measures based upon (a) pre-tax income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt, as a percentage of contract revenues and (b) the ratio of operating cash flow to net income before asset impairment, any amounts recorded for performance vesting restricted stock compensation and amounts associated with the extinguishment of debt. Each of Mr. Nielsen’s and Mr. Estes’ target award vest in three substantially equal installments subject to the Company achieving the Annual Goals in each of fiscal years 2008, 2009 and 2010. In the event the Company achieves the Annual Goals with respect to a performance period and the Company also achieves additional goals established by the Compensation Committee for the following periods: in respect of fiscal year 2008, fiscal year 2008; in respect of fiscal year 2009, fiscal years 2008 and 2009; and in respect of fiscal year 2010, fiscal years 2008 through 2010, each of Mr. Nielsen and Mr. Estes will vest in up to an additional 100% of the number of shares of his target award that vested in such annual performance period. These additional goals are pre-established performance measures for the indicated period based upon (a) pre-tax income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt, as a percentage of contract revenues and (b) the ratio of operating cash flow to net income before asset impairments, amounts recorded for performance vesting restricted stock compensation and amounts associated with the extinguishment of debt.

The equity incentive awards granted to Mr. DeFerrari, Mr. Vilsoet and Mr. Dunn on December 14, 2007 are subject to our achieving certain annual goals (the “Annual Goals”) established by the Compensation Committee. The Annual Goals are pre-established performance measures based upon (a) pre-tax income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt, as a percentage of contract revenues and (b) the ratio of operating cash flow to net income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt. Each of Mr. DeFerrari’s, Mr. Vilsoet’s and Mr. Dunn’s target award vests in three substantially equal installments subject to our achieving the Annual Goals in each of fiscal 2008, 2009 and 2010. In the event we achieve the Annual Goals with respect to a relevant fiscal year and we also achieve additional goals established by the Compensation Committee for the trailing three fiscal year period ending in such fiscal year, each of Mr. DeFerrari, Mr. Vilsoet and Mr. Dunn will vest in up to an additional 100% of the number of shares of their respective target award that vested in such annual performance period. These additional goals are pre-established performance measures for the indicated period based upon (a) pre-tax income before asset impairments, amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt as a percentage of contract revenues and (b) the ratio of operating cash flow to net income before asset impairments and amounts recorded for performance vesting restricted stock and restricted stock unit compensation and amounts associated with the extinguishment of debt. See “Employment and Separation Agreements — Richard L. Dunn.”

Outstanding Equity Awards Table

The following table sets forth certain information with respect to all outstanding equity awards held by each of the Named Executive Officers as of July 26, 2008.

	Option Awards					Stock Awards(1)
									Equity		Equity
			Equity						Incentive		Incentive Plan
			Incentive					Market	Plan Awards:		Awards:
			Plan Awards:			Number of		Value of	Number of		Market or
	Number of	Number of	Number of			Shares or		Shares or	Unearned		Payout Value of
	Securities	Securities	Securities			Units of		Units of	Shares, Units,		Unearned
	Underlying	Underlying	Underlying			Stock that		Stock that	or Other		Shares, Units,
	Unexercised	Unexercised	Unexercised	Option	Option	Have Not		Have Not	Rights that		or Other Rights
	Options	Options	Unearned	Exercise	Expiration	Vested		Vested	Have Not		that Have Not
Name	Exercisable(#)	Unexercisable(#)	Options(#)	Price($)	Date	(#)		($)	Vested(#)		Vested($)

Steven E. Nielsen	198,750	—	—	$27.54	03/10/2009	—		—	—		—
	45,000	—	—	$26.08	08/23/2009	—		—	—		—
	75,000	—	—	$45.31	08/28/2010	—		—	—		—
	72,924	—	—	$14.34	11/19/2011	—		—	—		—
	75,000	—	—	$13.84	11/25/2012	—		—	—		—
	68,000	—	—	$25.18	11/25/2013	—		—	—		—
	75,000	—	—	$34.64	11/22/2014	—		—	—		—
	—	35,000 (2)	—	$12.97	07/07/2018	—		—	—		—
	—	—	—	—	—	4,025	(3)	$64,400	8,386	(4)	$134,176
	—	—	—	—	—	3,363	(5)	$53,808	14,014	(6)	$224,224
H. Andrew DeFerrari	10,000	—	—	$25.78	07/14/2014	—		—	—		—
	10,000	—	—	$34.64	11/22/2014	—		—	—		—
	—	—	—	—	—	1,156	(7)	$18,496	—		—
	—	—	—	—	—	1,806	(8)	$28,896	—		—
	—	—	—	—	—	1,968	(9)	$31,488	—		—
	—	—	—	—	—	617	(10)	$9,872	1,285	(11)	$20,560
	—	—	—	—	—	630	(12)	$10,080	2,624	(13)	$41,984
Timothy R. Estes	24,863	—	—	$26.08	08/23/2009	—		—	—		—
	27,500	—	—	$45.31	08/28/2010	—		—	—		—
	50,000	—	—	$13.84	11/25/2012	—		—	—		—
	50,000	—	—	$25.07	11/24/2013	—		—	—		—
	50,000	—	—	$34.64	11/22/2014	—		—	—		—
	—	—	—	—	—	12,500	(14)	$200,000	—		—
	—	—	—	—	—	2,650	(3)	$42,400	5,521	(4)	$88,336
	—	—	—	—	—	2,228	(5)	$35,648	9,282	(6)	$148,512

	Option Awards					Stock Awards(1)
									Equity		Equity
			Equity						Incentive		Incentive Plan
			Incentive					Market	Plan Awards:		Awards:
			Plan Awards:			Number of		Value of	Number of		Market or
	Number of	Number of	Number of			Shares or		Shares or	Unearned		Payout Value of
	Securities	Securities	Securities			Units of		Units of	Shares, Units,		Unearned
	Underlying	Underlying	Underlying			Stock that		Stock that	or Other		Shares, Units,
	Unexercised	Unexercised	Unexercised	Option	Option	Have Not		Have Not	Rights that		or Other Rights
	Options	Options	Unearned	Exercise	Expiration	Vested		Vested	Have Not		that Have Not
Name	Exercisable(#)	Unexercisable(#)	Options(#)	Price($)	Date	(#)		($)	Vested(#)		Vested($)

Richard B. Vilsoet	25,000	—	—	$24.88	05/09/2015	—		—	—		—
	—	—	—	—	—	1,732	(7)	$27,712	—		—
	—	—	—	—	—	2,709	(8)	$43,344	—		—
	—	—	—	—	—	2,836	(9)	$45,376	—		—
	—	—	—	—	—	1,233	(10)	$19,728	2,569	(11)	$41,104
	—	—	—	—	—	937	(12)	$14,992	3,906	(13)	$62,496
Richard L. Dunn(15)	37,500	—	—	$30.21	1/28/2010	—		—	—		—
	8,000	—	—	$45.31	8/28/2010	—		—	—		—
	10,000	—	—	$14.34	04/04/2011	—		—	—		—
	13,000	—	—	$13.84	04/04/2011	—		—	—		—
	20,000	—	—	$25.07	04/04/2011	—		—	—		—
	20,000	—	—	$34.64	04/04/2011	—		—	—		—

(1)	The value of unvested restricted stock and restricted stock units was determined using a share price of $16.00, the closing price of a share of our common stock on the New York Stock Exchange at July 25, 2008.

(2)	These stock options were granted on July 7, 2008 and vest ratably in four annual installments commencing on July 7, 2009.

(3)	Represents 48% of the fiscal 2008 performance vesting restricted stock units granted on October 17, 2006, which vested on October 17, 2008, as a result of meeting certain of the fiscal 2008 performance targets.

(4)	On October 17, 2006, Mr. Nielsen and Mr. Estes were granted performance vesting restricted stock unit awards as follows: Mr. Nielsen 25,158 units and Mr. Estes 16,563 units. In accordance with Item 402(d)(2) of Regulation S-K, the amount is based on achieving the next highest performance measure that exceeds fiscal 2008 performance, which is 100% of the fiscal 2009 target awards. The performance vesting restricted stock units vest in three equal annual installments commencing on October 17, 2007, subject to meeting certain performance targets. The shares that have been earned as a result of meeting the fiscal 2008 performance targets are shown in the “Number of Shares or Units of Stock that Have Not Vested” and “Market Value of Shares or Units of Stock that Have Not Vested” columns.

(5)	Represents 48% of the fiscal 2008 performance vesting restricted stock units granted on October 24, 2007, which vested on October 24, 2008, as a result of meeting certain of the fiscal 2008 performance targets.

(6)	On October 24, 2007, Mr. Nielsen and Mr. Estes were granted restricted stock unit awards consisting of shares of performance vesting restricted stock units as follows: Mr. Nielsen 21,021 shares and Mr. Estes 13,923 shares. In accordance with Item 402(d)(2) of Regulation S-K, the amount is based on achieving the next highest performance measure that exceeds fiscal 2008 performance, which is 100% of the fiscal 2009 and fiscal 2010 target awards. The performance vesting restricted stock units vest in three equal annual installments commencing on October 24, 2008, subject to meeting certain performance targets. The shares that have been earned as a result of meeting the fiscal 2008 performance targets are shown in the “Number of

Shares or Units of Stock that Have Not Vested” and “Market Value of Shares or Units of Stock that Have Not Vested” columns.

(7)	On December 14, 2005, Mr. DeFerrari and Mr. Vilsoet were granted 2,312 shares and 3,464 shares, respectively, of time vesting restricted stock which vest ratably in four annual installments commencing on December 14, 2006.

(8)	On December 13, 2006, Mr. DeFerrari and Mr. Vilsoet were granted 2,408 and 3,612 time vesting restricted stock units, respectively, which vest ratably in four annual installments commencing on December 14, 2007.

(9)	Time vesting restricted stock units were granted on December 13, 2007 and vest ratably in four annual installments commencing on December 14, 2008.

(10)	Represents 48% of the fiscal 2008 performance vesting restricted stock granted on December 13, 2006 which will vest December 14, 2008, subject to service forfeiture conditions, as a result of meeting certain of the fiscal 2008 performance targets.

(11)	On December 13, 2006, Mr. DeFerrari and Mr. Vilsoet were granted performance vesting restricted stock units as follows: Mr. DeFerrari — 3,855 shares; and Mr. Vilsoet — 7,707 shares. In accordance with Item 402(d)(2) of Regulation S-K, the amount is based on achieving the next highest performance measure that exceeds fiscal 2008 performance, which is 100% of the fiscal 2009 target awards. The performance vesting restricted stock units vest in three equal annual installments commencing on December 14, 2007, subject to meeting certain performance targets. The units that have been earned as a result of meeting the fiscal 2008 performance targets, although still subject to service forfeiture conditions, are shown in the “Number of Shares or Units of Stock that Have Not Vested” and “Market Value of Shares of Stock or Units that Have Not Vested” columns.

(12)	Represents 48% of the fiscal 2008 performance vesting restricted stock granted on December 13, 2007 which will vest December 14, 2008, subject to service forfeiture conditions, as a result of meeting certain of the fiscal 2008 performance targets.

(13)	On December 13, 2007, Mr. DeFerrari and Mr. Vilsoet were granted performance vesting restricted stock units as follows: Mr. DeFerrari — 3,936 shares; and Mr. Vilsoet — 5,859 shares. In accordance with Item 402(d)(2) of Regulation S-K, the amount is based on achieving the next highest performance measure that exceeds fiscal 2008 performance, which is 100% of the fiscal 2009 and fiscal 2010 target awards. The performance vesting restricted stock units vest in three equal annual installments commencing on December 14, 2008, subject to meeting certain performance targets. The units that have been earned as a result of meeting the fiscal 2008 performance targets, although still subject to service forfeiture conditions, are shown in the “Number of Shares or Units of Stock that Have Not Vested” and “Market Value of Shares of Stock or Units that Have Not Vested” columns.

(14)	Mr. Estes was granted 3,500 shares of time vesting restricted stock on November 23, 2004 and 46,500 shares of time vesting restricted stock on January 3, 2005. The awards vest ratably in four annual installments commencing on December 31, 2005.

(15)	Pursuant to Mr. Dunn’s separation agreement, Mr. Dunn’s vested stock options will remain exercisable until the earlier of April 4, 2011 or the expiration date of the term of such stock option.

Option Exercises and Stock Vested Table

The following table sets forth certain information with respect to stock options and restricted stock awarded to the Named Executive Officers that were exercised or vested, respectively, during fiscal 2008.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares		Value Realized on
	Acquired on Exercise	Value Realized on	Acquired on Vesting		Vesting
Name	(#)	Exercise($)	(#)		($)

Steven E. Nielsen	—	—	26,250	(1)	$699,563
			8,386	(2)	$262,566
			7,693	(3)	$200,710
H. Andrew DeFerrari	—	—	1,155	(3)	$30,134
			1,285	(4)	$33,526
			1,180	(5)	$30,786
Timothy R. Estes	—	—	12,500	(1)	$333,125
			5,521	(2)	$172,863
			5,245	(3)	$136,842
Richard B. Vilsoet	—	—	2,311	(3)	$60,294
			2,569	(4)	$67,025
			1,769	(5)	$46,153
Richard L. Dunn	—	—	2,311	(3)	$60,294
			4,338	(4)	$113,178
			17,138	(6)	$231,534

(1)	Represents time vesting restricted stock that vested on December 31, 2007. Value realized was determined by multiplying the number of shares acquired on vesting by $26.65, the closing price of the Company’s common stock on December 31, 2007.

(2)	Represents performance vesting restricted stock units awarded for the fiscal 2006 performance period that vested on October 17, 2007. Value realized was determined by multiplying the number of shares acquired on vesting by $31.31, the closing price of the Company’s common stock on the vesting date.

(3)	Represents performance vesting restricted stock awarded for the fiscal 2007 performance period that vested on December 15, 2007. Value realized was determined by multiplying the number of shares acquired on vesting by $26.09, the closing price of the Company’s common stock on the vesting date.

(4)	Represents performance vesting restricted stock units awarded for the fiscal 2007 performance period that vested on December 14, 2007. Value realized was determined by multiplying the number of shares acquired on vesting by $26.09, the closing price of the Company’s common stock on the vesting date.

(5)	Represents time vested restricted stock and restricted stock units that vested on December 14, 2007. Value realized was determined by multiplying the number of shares acquired on vesting by $26.09, the closing price of the Company’s common stock on the vesting date.

(6)	Represents performance and time vesting restricted stock and units that vested on April 4, 2008 pursuant to Mr. Dunn’s separation agreement. Value realized was determined by multiplying the number of shares acquired on vesting by $13.51, the closing price of the Company’s common stock on the vesting date.

Potential Payments Upon Termination of Employment or Change of Control

We have entered into certain arrangements that will require us to provide compensation to the Named Executive Officers in the event of certain terminations of employment or a change of control of the Company. The amount of compensation that is potentially payable to each Named Executive Officer in each situation is shown in the table below. The amounts assume that a termination of employment and/or change of control event occurred on July 26, 2008 and, where applicable, uses the closing price of a share of our common stock on July 25, 2008 ($16.00).

The amounts for Mr. Nielsen, Mr. DeFerrari, Mr. Estes, and Mr. Vilsoet are estimates based only on hypothetical assumptions and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time they become eligible for payment. The amounts for Mr. Dunn reflect the amounts he will receive pursuant to his April 4, 2008 separation agreement.

The following table and the narrative that follows describe the potential payments upon termination of employment or a change of control of the Company as of July 26, 2008.

							Failure to Renew
	Termination of						Employment		Change of
	Employment for						Agreement at		Control —
	Cause, Resignation						substantially no		Termination
	without Good		Termination of		Resignation		less terms than		without Cause or
	Reason, Disability		Employment		for Good		existing		Resignation for
	or Retirement		without Cause(1)		Reason(1)		agreements		Good Reason
Name	($)		($)		($)		($)		($)

Steven E. Nielsen
Severance	—		$4,230,000	(2)	$4,230,000	(2)	$1,410,000	(3)	$4,572,956	(4)
Stock Options	—		—		—		—		$106,050	(5)
Stock Awards	—		—		—		—		—
Tax Gross Up	—		—		—		—		—
H. Andrew DeFerrari
Severance	—		$325,000		—		—		—
Stock Options	—		—		—		—		—
Timothy R. Estes
Severance	—		$1,880,000	(6)	$1,880,000	(6)	$940,000	(7)	$1,880,000	(6)
Stock Options	—		—		—		—		—
Stock Awards	—		—		—		—		$200,000	(8)
Tax Gross Up	—		—		—		—		—
Richard B. Vilsoet
Severance	—		$325,000		—		—		—
Stock Options	—		—		—		—		—
Richard L. Dunn(9)
Severance	$337,500		—		—		—		—
Stock Options	$181,338	(10)	—		—		—		—
Stock Awards	$231,540	(10)	—		—		—		—

(1)	Amounts for continuation of insurance benefits are not included and would be minimal.

(2)	Determination of severance is based on three times the sum of (i) the salary in effect as of July 26, 2008; plus (ii) the greater of (x) the average amount of the annual bonus paid in the last three fiscal years or (y) the salary in effect as of July 26, 2008.

(3)	Determination of severance is based on one times the sum of (i) the salary in effect as of July 26, 2008; plus (ii) the greater of (x) the average amount of the annual bonus paid in the last three fiscal years or (y) the salary in effect as of July 26, 2008.

(4)	Determination of severance is based on (a) three times the sum of (i) the salary in effect as of July 26, 2008; plus (ii) the greater of (x) the average amount of the annual bonus paid in the last three fiscal years or (y) the salary in effect as of July 26, 2008; plus (b) a pro-rata bonus amount equal to the greater of (x) the average amount of the annual bonus paid in the last three fiscal years or (y) the annual bonus for fiscal 2008.

(5)	Represents the difference between the closing price of a share of the Company’s common stock on July 25, 2008 and the exercise price of the stock options.

(6)	Determination of severance is based on two times the sum of (i) the salary in effect as of July 26, 2008; plus (ii) the highest paid bonus in the last three fiscal years.

(7)	Determination of severance is based on one times the sum of (i) the salary in effect as of July 26, 2008; plus (ii) the highest paid bonus in the last three fiscal years.

(8)	Represents the amount of unvested restricted stock as of July 26, 2008 times the closing price of a share of the Company’s common stock on July 25, 2008.

(9)	Effective April 4, 2008, Mr. Dunn resigned from his position as Senior Vice President and Chief Financial Officer. Pursuant to his separation agreement, Mr. Dunn received $325,000 in separation pay payable over a 52 week period and $12,500 in accrued but unused vacation. Additionally, 7,417 shares of Mr. Dunn’s unvested time vesting restricted stock/units and 9,721 shares of unvested performance vesting restricted stock/units were vested and distributed to Mr. Dunn within 60 days of his separation date. Pursuant to the separation agreement, Mr. Dunn’s outstanding vested stock options will remain exercisable until the earlier of (x) the third anniversary of the separation date and (y) the expiration date of the term of such stock option. Amounts Mr. Dunn received for the continuation of health and life insurance benefits are not included and are minimal.

(10)	The modification of the stock-based awards was determined using the fair value of the awards as of July 26, 2008 in accordance with the provisions of SFAS No. 123(R). See Note 16 to the Form 10-K for the fiscal year ended July 26, 2008 regarding assumptions underlying valuation of equity awards.

Employment and Separation Agreements

Steven E. Nielsen

Effective as of May 15, 2008, the Company entered into an employment agreement with Steven E. Nielsen (the “Nielsen Employment Agreement”). Under the terms of the Nielsen Employment Agreement, Mr. Nielsen will continue to serve as President and Chief Executive Officer of the Company.

During the term of the Nielsen Employment Agreement, Mr. Nielsen will receive the following compensation and benefits: (i) an annual base salary of $705,000 (subject to increase by the Compensation Committee of the Board of Directors); (ii) an annual bonus as determined by the Board of Directors with a maximum bonus opportunity of not less than 135% of his base salary; (iii) eligibility to participate in long-term incentive plans of the Company; (iv) eligibility to participate in all employee benefit plans or programs of the Company; and (v) an annual executive physical.

The Nielsen Employment Agreement provides for a term of employment that continues until May 31, 2012. If, during the term of the Nielsen Employment Agreement, there is a “change in control” of the Company at any time following May 15, 2010, Mr. Nielsen’s employment under the Nielsen Employment Agreement will be extended for an additional two years.

Termination for Cause or Resignation Without Good Reason.  In the event that Mr. Nielsen resigns his employment with the Company without “Good Reason” or the Company terminates his employment for “Cause” (as such terms are defined below), Mr. Nielsen will not be entitled to any severance payments, but will receive his base salary though the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.

Termination Without Cause or Resignation for Good Reason.  Subject to Mr. Nielsen’s execution and delivery of a general waiver and release of claims, if the Company terminates his employment without Cause or if Mr. Nielsen resigns his employment with the Company for Good Reason prior to a Change in Control, Mr. Nielsen will be entitled to:

•	His base salary though the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.

•	A cash severance payment equal to three times the sum of: (x) his then annual base salary, plus (y) the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) 100% of his then annual base salary. The cash severance payment will be payable in substantially equal monthly installments over the 18-month period following such termination or resignation, provided that any remaining payments will be paid in a lump sum within five days following a Change in Control.

•	Continued participation in the Company’s health and welfare plans for a period of three years following Mr. Nielsen’s resignation of employment for Good Reason or his termination of employment by the Company without Cause or a cash payment equal to the value of the benefit.

Subject to Mr. Nielsen’s execution and delivery of a general waiver and release of claims, in the event the Company terminates Mr. Nielsen’s employment without Cause or Mr. Nielsen resigns employment with the Company for Good Reason following a Change in Control, Mr. Nielsen will be entitled to:

•	His base salary though the date of termination and any bonus earned, but unpaid, for the year prior to the year in which the termination of employment occurs.

•	A cash severance payment equal to three times the sum of: (x) his then annual base salary, plus (y) the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) 100% of his then annual base salary. The cash severance amount will be payable in a single lump sum within five days following such termination or resignation.

•	A pro-rata annual bonus for the year in which such termination or resignation occurs equal to the greater of (i) the average amount of the annual bonus paid to him during the three fiscal years immediately preceding such termination or resignation or (ii) the annual bonus that he would have received based on the actual performance achieved through the date of such termination or resignation. The annual bonus amount will be prorated based upon the number of days worked during the year of such termination or resignation and will be payable in a single lump sum within five days following such termination or resignation.

•	Continued participation in the Company’s health and welfare plans for a period of three years following his termination or resignation or a cash payment equal to the value of the benefit.

•	All outstanding equity awards held by Mr. Nielsen at the time of his resignation of employment with the Company for Good Reason or his termination of employment by the Company without Cause following a Change in Control, will fully and immediately vest and all outstanding performance shares, performance share units or equivalent awards will vest at their target performance levels.

•	A “tax gross-up” payment to cover any “golden parachute” excise taxes levied on any payments or distributions or benefits received under Mr. Nielsen’s employment agreement or pursuant to any Company benefit plan, such that the net amount of the severance payment retained by Mr. Nielsen after the deduction of any excise tax will be equal to the amount of such payment prior to the imposition of such excise tax. However, if the present value of the payments to be made to Mr. Nielsen does not exceed the product of (i) three times his “base amount” (within the meaning of Section 280G of the Internal Revenue Code), multiplied by (ii) 110%, then the severance payments to be provided under the Nielsen Employment Agreement shall be reduced by the least amount necessary such that no such severance payment will be subject to the excise tax.

Non-Renewal of Nielsen Employment Agreement.  Subject to Mr. Nielsen’s execution and delivery of a general waiver and release of claims, in the event the Company fails to renew the Nielsen Employment Agreement following the expiration of the employment term on substantially no less favorable terms and Mr. Nielsen’s employment is terminated, he will be entitled to receive a cash severance payment equal to: (x) one times his then annual base salary, plus (y) the greater of (i) the average amount of the annual bonus paid to him during the immediately preceding three fiscal years or (ii) 100% of his base salary. The severance payment will be payable in substantially equal monthly installments over the 12-month period following such non-renewal of the Nielsen Employment Agreement, provided that any remaining payments will be paid in a lump sum within five days following a Change in Control.

Restrictive Covenants.  Mr. Nielsen is subject to a five-year confidentiality covenant and one-year non-competition and non-solicitation covenants. Mr. Nielsen is also subject to an assignment of inventions and developments agreement.

Enforcement of Agreement.  The Nielsen Employment Agreement provides for arbitration in the event of any dispute or controversy arising out of the Nielsen Employment Agreement or Mr. Nielsen’s employment with the Company. The Company has also agreed to reimburse Mr. Nielsen, on an after tax basis, for all reasonable legal fees incurred by him in enforcing the Nielsen Employment Agreement.

Defined Terms.  The following terms provided in the Nielsen Employment Agreement are used in this description.

“Cause” means a termination of Mr. Nielsen’s employment for his: (i) indictment for any crime, whether a felony or misdemeanor, that materially impairs his ability to function as President and Chief Executive Officer of the Company and such crime involves the purchase or sale of any security, mail or wire fraud, theft, embezzlement, moral turpitude, or Company property; (ii) repeated willful neglect of his duties; or (iii) willful material misconduct in connection with the performance of his duties or other willful material breach of his employment agreement. No event in clause (ii) or (iii) will constitute Cause unless the Company gives Mr. Nielsen written notice of termination of his employment for Cause and such grounds are not corrected by Mr. Nielsen within 30 days of receipt of notice. If Mr. Nielsen fails to correct the event or condition to the satisfaction of the Board of Directors, Mr. Nielsen will have the opportunity to address the Company’s Board of Directors prior to a termination of employment for Cause.

“Good Reason” means a resignation by Mr. Nielsen for any of the following reasons: (i) a failure by the Company to pay compensation or benefits due and payable; (ii) a material change in the duties or responsibilities performed by Mr. Nielsen as Chief Executive Officer of a public company; (iii) a relocation of the Company’s principal office by more than 25 miles from Palm Beach Gardens, Florida without Mr. Nielsen’s consent; (iv) failure by the Company to obtain agreement by a successor to assume the Nielsen Employment Agreement; or (v) any resignation by Mr. Nielsen during the 30 day period commencing on the first anniversary of a Change in Control. Mr. Nielsen must provide the Company with written notice of his intention to terminate his employment for Good Reason and the Company will have the opportunity to cure the event or condition under clauses (i) and (ii) within 30 days of receipt of such notice.

“Change in Control” shall be deemed to have occurred if any one or more the following events occur: (i) an acquisition by any “person” or “group” of beneficial ownership of 20% or more of the total outstanding voting stock of the Company; (ii) a change in the composition of the Board of Directors of the Company such that the individuals who constitute the Board of Directors as of the Effective Date of the Nielsen Agreement cease to constitute a majority of the Board; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the Company’s assets to any person or entity, or any person or entity consolidates with or merges with or into the Company; or (iv) the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Timothy R. Estes

Effective as of November 4, 2004, the Company entered into an amended and restated employment agreement with Timothy R. Estes (the “Estes Employment Agreement”). Pursuant to the Estes Employment Agreement, Mr. Estes serves as Executive Vice President and Chief Operating Officer of the Company. The Estes Employment Agreement provides for a term of employment that began on November 4, 2004 and continues until December 31, 2008. Under the terms of the Estes Employment Agreement, Mr. Estes is provided with the following compensation: (i) an annual base salary of $420,000 (subject to increase by the Compensation Committee of the Board of Directors); (ii) an annual bonus as determined by the Board of Directors and with a target of 100% of his base salary; (iii) eligibility to participate in all employee benefit plans or programs of the Company; (iv) a grant of 50,000 restricted shares of the Company’s common stock; and (v) a grant of 50,000 stock options to purchase the Company’s common stock.

Termination for Cause or Resignation without Good Reason.  In the event that Mr. Estes resigns his employment without “Good Reason” or the Company terminates his employment for “Cause” (as such terms are defined below), he will not be entitled to any severance pay.

Termination without Cause or Resignation for Good Reason.  Upon a termination of Mr. Estes’ employment with the Company without “Cause” or upon his resignation for “Good Reason” (as such terms are defined below), Mr. Estes will be entitled to:

•	A cash severance payment equal to two times the sum of (i) his annual base salary then in effect, plus (ii) the highest paid bonus paid to him during the three fiscal years immediately preceding such termination or resignation;

•	Employee-benefit continuation for him and his eligible dependents for the 18 months following such termination or resignation; and

•	A “tax gross-up” payment to cover any “golden parachute” excise taxes levied on any payments or distributions or benefits received under the Estes Employment Agreement or pursuant to any Company benefit plan.

If Mr. Estes is terminated without Cause or he resigns for Good Reason during the 13-month period following the date of a Change of Control, 100% of his (i) shares of restricted stock and (ii) stock options will be fully vested to the extent not already vested.

The cash severance payment is payable in substantially equal installments over the 18-month period following Mr. Estes termination or resignation of employment. Additionally, any unpaid portion of the cash severance payment that has not been paid will become immediately payable within five days following a Change of Control.

Non-Renewal of Employment Agreement.  In the event the Company fails to renew the Estes Employment Agreement on substantially no less favorable terms, Mr. Estes will be entitled to a cash severance payment equal to his annual base salary then in effect, plus the highest bonus paid to him during the three fiscal years immediately preceding such non-renewal of the agreement.

The cash severance payment will be payable as soon as practical in substantially equal installments over the 12-month period following such non-renewal of the agreement. Additionally, any unpaid portion of the cash severance payment that has not been paid will become immediately payable within five days following the Change of Control.

All severance payments under the Estes Employment Agreements are subject to the execution and delivery of a waiver and release of claims and continued compliance with non-competition, non-solicitation and confidentiality covenants.

Defined Terms.  The following terms provided in the Estes Employment Agreement are used in this description.

“Cause” means a termination of Mr. Estes’ employment by the Company for his: (i) indictment for any crime, whether a felony or misdemeanor, that materially impairs his ability to perform his job-related functions, in each case involving the purchase or sale of any security, mail or wire fraud, theft, embezzlement, moral turpitude, or Company property; (ii) repeated willful neglect of his duties to the Company; or (iii) willful material misconduct in connection with the performance of his duties or other willful material breach of the employment agreement.

“Good Reason” means a resignation by Mr. Estes for any of the following reasons: (i) a failure by the Company to pay any portion of the compensation or provide any employee benefit due to him; (ii) a material diminution of his authority or responsibilities; (iii) the failure of any successor employer to appoint Mr. Estes to a commensurate position of a company listed on a North American stock exchange; (iv) a relocation of Mr. Estes’ principal place of business by more than 25 miles without his consent; (v) the failure to cause a successor company to assume the employment agreement; or (vi) a resignation during the one-month period commencing on the first anniversary of a Change of Control.

“Change of Control” shall be deemed to have occurred if any one or more of the following events occur: (i) an acquisition by any individual, entity or group of beneficial ownership of 20% or more of either (x) Dycom’s then outstanding shares of common stock or (y) the combined voting power of the then outstanding securities that are entitled to vote in the election of directors; (ii) a change in the composition of the Board of Directors of Dycom such that the individuals who, as of the effective date of Mr. Estes’ employment agreement, constitute the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors; (iii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company; or (iv) the approval by the shareholders of the Company of the complete liquidation or dissolution of the Company.

DeFerrari Employment Agreement

The Company entered into an employment agreement with H. Andrew DeFerrari, effective as of July 14, 2004 and amended as of July 14, 2006 (the “DeFerrari Employment Agreement”). Pursuant to the DeFerrari Employment Agreement, Mr. DeFerrari serves as the Chief Financial Officer of the Company. The DeFerrari Employment Agreement provides for an initial term of employment that began on July 14, 2004 and continues until July 14, 2006. The initial term is automatically renewed for additional 12 month periods unless either party gives prior notice of nonrenewal. Under the terms of the DeFerrari Employment Agreement, Mr. DeFerrari is provided with the following compensation: (i) an annual base salary of $150,000 (subject to increase by the Board of Directors); (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; (iii) eligibility to participate in all employee benefit plans or programs of the Company; and (v) an initial grant under the Company’s 2003 Long-Term Incentive Plan of 10,000 stock options to purchase the Company’s common stock

Termination for Cause; Resignation for Any Reason; Death and Disability.  In the event that (i) the Company terminates the executive’s employment for “Cause” (as defined below) (ii) the executive resigns his employment for any reason or (iii) the executive dies or becomes disabled, the Company will not have any obligation to pay his base salary or other compensation or to provide him any employee benefits subsequent to the date of his termination or resignation of employment.

Termination without Cause.  In the event the Company terminates the executive’s employment without Cause, upon his execution and delivery of a waiver and release of claims, he will become entitled to receive the following payments and benefits, subject to his compliance with noncompetition, nonsolicitation and confidentiality covenants:

•	12 months of base salary continuation; and

•	12 months of continued medical and life insurance benefits (including benefits to eligible dependents).

Change of Control.  In the event of a Change of Control, the executive will become vested as of the date of the Change of Control in all outstanding stock options under the Company’s Long-Term Incentive Plan to the extent not already vested in such stock options.

Defined Terms.  The following terms provided in the DeFerrari Employment Agreement are used in this description.

“Cause” means (i) entering a plea of no-contest, or being convicted of any crime, that constitutes a felony; or (ii) any willful misconduct that is injurious to the financial condition or business reputation of the Company. Additionally, in Mr. DeFerrari’s case, “Cause” also includes (x) any material breach of his duty of loyalty owed to the Company or, as a result of his gross negligence, his breach of his duty of care owed to Company; or (y) any material breach of his employment agreement or his failure or refusal to perform any material duties required by his employment agreement.

A “Change of Control” shall be deemed to have occurred with respect to the Company if any one or more of the following events occur: (i) a tender offer is made and consummated for fifty percent (50%) or more of the outstanding voting securities of the Company; (ii) any person acquires fifty percent (50%) or more of the outstanding voting securities of the Company; (iii) substantially all of the assets of the Company are sold or transferred to another person, corporation or entity that is not a wholly owned subsidiary of the Company; or (iv) a change in the Board of Directors of Dycom such that a majority of the seats on the Board of Directors are occupied by individuals who were neither nominated by a majority of the directors as of the close of business on the effective date of the executive’s employment agreement nor appointed by directors so nominated.

Vilsoet Employment Agreement

Effective as of May 5, 2005, the Company entered into an employment agreement with Richard Vilsoet (the “Vilsoet Employment Agreement”). Pursuant to the Vilsoet Employment Agreement, Mr. Vilsoet serves as General Counsel of the Company. The Vilsoet Employment Agreement provides for an initial term of employment that began on May 9, 2005 and continues until May 9, 2009. The initial term is automatically renewed for additional

12-month periods unless either party gives prior notice of nonrenewal. Under the terms of the Vilsoet Employment Agreement, Mr. Vilsoet is provided with the following compensation: (i) an annual base salary of $250,000 (subject to increase by the Board of Directors); (ii) an annual bonus equal to an amount between 20% and 50% of his base salary, if certain performance measures are met, as determined within the sole discretion of the Board of Directors; (iii) eligibility to participate in all employee benefit plans or programs of the Company; and (v) an initial grant under the 2003 Long-Term Incentive Plan of 25,000 stock options to purchase the Company’s common stock.

Termination for Cause; Resignation for Any Reason; Death and Disability.  In the event that (i) the Company terminates the executive’s employment for “Cause” (as defined below) (ii) the executive resigns his employment for any reason or (iii) the executive dies or becomes disabled, the Company will not have any obligation to pay his base salary or other compensation or to provide him any employee benefits subsequent to the date of his termination or resignation of employment.

Termination without Cause.  In the event the Company terminates the executive’s employment without Cause, upon his execution and delivery of a waiver and release of claims, he will become entitled to receive the following payments and benefits, subject to his compliance with noncompetition, nonsolicitation and confidentiality covenants:

•	12 months of base salary continuation; and

•	12 months of continued medical and life insurance benefits (including benefits to eligible dependents).

Change of Control.  In the event of a Change of Control, the executive will become vested as of the date of the Change of Control in all outstanding stock options under the Company’s Long-Term Incentive Plan to the extent not already vested in such stock options.

Defined Terms.  The following terms provided in the Vilsoet Employment Agreement are used in this description.

“Cause” means (i) entering a plea of no-contest, or being convicted of any crime, that constitutes a felony; or (ii) any willful misconduct that is injurious to the financial condition or business reputation of the Company.

A “Change of Control” shall be deemed to have occurred with respect to the Company if any one or more of the following events occur: (i) a tender offer is made and consummated for fifty percent (50%) or more of the outstanding voting securities of the Company; (ii) any person acquires fifty percent (50%) or more of the outstanding voting securities of the Company; (iii) substantially all of the assets of the Company are sold or transferred to another person, corporation or entity that is not a wholly owned subsidiary of the Company; or (iv) a change in the Board of Directors of the Company such that a majority of the seats on the Board of Directors are occupied by individuals who were neither nominated by a majority of the directors as of the close of business on the effective date of the executive’s employment agreement nor appointed by directors so nominated.

Richard L. Dunn

Effective April 4, 2008, the Company entered into a separation agreement with Richard L. Dunn (the “Dunn Separation Agreement”). Pursuant to the Dunn Separation Agreement, the Company will continue to pay Mr. Dunn’s base salary for 52 weeks, an aggregate amount of approximately $325,000, less any tax-related deductions or withholding. Mr. Dunn will also be reimbursed for COBRA premiums (to the extent of the Company’s contribution to the group medical plan premiums for then current employees) for a period not to exceed 18 months and his life insurance coverage under the Company’s group life insurance program will be continued for a period not to exceed 12 months. For the period commencing 18 months after the separation date and, for a period ending not later than June 30, 2011, the Company will include Mr. Dunn in its group medical plan, subject to payment of premiums that Mr. Dunn would have been required to pay as an employee. Notwithstanding the foregoing, the benefits to be provided to Mr. Dunn under the Company’s group medical plan and group life insurance plan will cease upon his becoming eligible for medical and life insurance coverage (as applicable) with a new employer.

In addition, the Dunn Separation Agreement provides for accelerated vesting of 7,417 time vested restricted shares and time vested restricted share units granted to Mr. Dunn under the Company’s 2003 Long-Term Incentive Plan and 9,721 performance vested restricted shares units granted to Mr. Dunn under the Company’s 2003 Long-Term Incentive Plan. Mr. Dunn’s vested stock options will remain exercisable until the earlier of April 4, 2011 or the expiration date of the term of such stock option.

Mr. Dunn has also agreed to provide tax advisory and other consulting services to the Company for up to 12 months following his separation date. If the Company uses these services, it will compensate Mr. Dunn at the rate of $200 per hour.

The payments and benefits provided to Mr. Dunn under the Dunn Separation Agreement required his execution and delivery of a general release of claims against the Company and continued compliance with the confidentiality, non-competition and non-solicitation covenants set forth in his employment agreement with the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about common stock of the Company that may be issued under our equity compensation plans as of July 26, 2008, including the 1991 Incentive Stock Option Plan, the 1998 Incentive Stock Option Plan, the 2001 Directors Stock Option Plan, the 2002 Directors Restricted Stock Plan, the 2003 Long-Term Incentive Plan and the 2007 Non-Employee Director’s Equity Plan, all of which were approved by our shareholders. No further options will be granted under the 1991 Incentive Stock Option Plan, the 1998 Incentive Stock Option Plan or the 2001 Directors Stock Option Plan.

(c)
Number of
	(a)		securities remaining
	Number of	(b)	available for future issuance
	securities to be issued	Weighted-average	under equity
	upon exercise	exercise price	compensation plans
	of outstanding	of outstanding	(excluding securities
	options, warrants	options, warrant	reflected in
Plan category	and rights	and rights	column (a))

Equity compensation plans approved by security holders	2,375,557	$29.45	2,977,946
Equity compensation plans not approved by security holders	—	—	—

Total	2,375,557	$29.45	2,977,946

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information about the beneficial ownership of our common stock as of October 3, 2008. We have listed each person known to us that beneficially owns more than five percent (5%) of our outstanding common stock, each of our directors, each of our current Named Executive Officers identified in the Summary Compensation Table above, and all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. The percentage ownership is based on 39,428,581 shares of common stock outstanding as of October 3, 2008. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 3, 2008, and restricted stock units that vest within 60 days of October 3, 2008, are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and as provided pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder’s name. Unless otherwise indicated, the address for each of the individuals listed below is c/o Dycom Industries, Inc., 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408.

			Percent
	Number of Shares		Ownership of
	of Common Stock		Common Stock
	Beneficially		Beneficially
Name of Beneficial Owner	Owned		Owned

5% Stockholders:
FMR LLC	5,351,230	(1)	13.57%
82 Devonshire Street Boston, Massachusetts 02109
Tontine Overseas Associates, L.L.C.	3,180,263	(2)	8.07%
55 Railroad Avenue Greenwich, Connecticut 06830
Barclays Global Investors, N.A	3,386,213	(3)	8.59%
45 Fremont Street San Francisco, California 94105
Directors and Executive Officers:
Thomas G. Baxter	16,498	(4)	*
Charles M. Brennan, III	50,392	(5)	*
James A. Chiddix	24,649	(6)	*
Charles B. Coe	14,602	(7)	*
Stephen C. Coley	21,040	(8)	*
Patricia L. Higgins	1,989	(9)	*
Steven E. Nielsen	1,067,062	(10)	2.71%
Timothy R. Estes	301,496	(11)	*
H. Andrew DeFerrari	25,521	(12)	*
Richard B. Vilsoet	34,810	(13)	*
All directors and executive officers as a group (10 persons)	1,558,060	(14)	3.95%

*	Less than 1% of the outstanding common stock.

(1)	Information regarding FMR LLC and its affiliates is based solely on information disclosed in an amended Schedule 13G/A filed with the SEC on February 14, 2008 by FMR LLC. The Schedule 13G/A indicates that, at December 31, 2007 (i) Fidelity Management & Research Company (“Fidelity”) a wholly owned subsidiary of FMR LLC and registered investment advisor, was the beneficial owner of 5,350,430 shares of common stock as a result of acting as investment advisor to various investment companies, one of which, Fidelity Value Fund, held 3,906,100 shares. Edward C. Johnson, III, Chairman of FMR LLC and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of 5,350,430 shares owned by the funds. Neither FMR LLC nor Edward C. Johnson 3, III, has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Members of the family of Edward C. Johnson, III, through their ownership of voting common stock of FMR LLC and the execution of a stockholders agreement, may be deemed to form a controlling group with respect to FMR LLC. In addition, Pyramis Global Advisors Trust Company (“Pyramis”), an indirect wholly-owned subsidiary of FMR LLC, is beneficial owner of 800 of the reported shares as a result of its status as investment manager of institutional accounts holding shares of the Company’s common stock. Edward C. Johnson III and FMR LLC control Pyramis and have sole power to dispose of and vote the 800 shares reported as beneficially owned by Pyramis.

(2)	Based solely on information contained in a Schedule 13G/A filed with the SEC on February 1, 2008 by Tontine Overseas Associates, L.L.C. (“TOA”), Tontine Capital Partners, L.P. (“TCP”), Tontine Capital Management, L.L.C. (“TCM”), and Jeffrey L. Gendell. TOA serves as investment manager to Tontine Capital Overseas Master Fund, L.P. (“TCO”). TCM, the General Partner of TCP, has the power to direct the affairs of TCP, including decisions respecting the disposition of the proceeds from the sale of the shares. Mr. Gendell is the Managing Member of TCM and TOA and in that capacity directs their operations. TOA has shared voting and dispositive powers with respect to 657,533 shares, TCP has shared voting and dispositive powers with respect to 2,522,730 shares, TMC has shared voting and dispositive powers with respect to 2,522,730 shares and Jeffrey L. Gendell has shared voting and dispositive power with respect to 3,180,263 shares. TCO, as client of TOA, has the power to direct the receipt of dividends from or the proceeds of sale of such shares.

(3)	Based solely on information contained in a Schedule 13G filed with the SEC on February 5, 2008 by Barclays Global Investors, NA. The Schedule 13G indicates that 2,291,522 shares are beneficially owned by Barclays Global Investors, NA, 984,641 shares are beneficially owned by Barclays Global Fund Advisors, 67,040 shares are beneficially owned by Barclays Global Investors, Ltd. and 37,309 shares are beneficially owned by Barclays Global Investors Japan Limited. Barclays Global Investors, NA exercises sole voting power over 1,953,014 and sole dispositive power over 2,291,522 shares. Barclays Global Fund Advisors exercises sole voting and dispositive power over 984,641 shares. Barclays Global Investors, Ltd. exercises sole voting and dispositive power over 67,040 shares, and Barclays Global Investors Japan Limited exercises sole voting and dispositive power over 37,309 shares. Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited and Barclays Global Investors (Deutschland) AG are included as reporting persons in the Schedule 13G but, according to the Schedule 13G, do not beneficially own any shares. The Schedule 13G does not provide any information regarding the relationship among the reporting persons included therein.

(4)	Includes 8,000 shares of common stock that may be acquired through the exercise of stock options and 899 shares of common stock underlying unvested time vesting restricted stock units.

(5)	Includes 18,750 shares of common stock that may be acquired through the exercise of stock options and 899 shares of common stock underlying unvested time vesting restricted stock units.

(6)	Includes 1,250 shares of common stock that may be acquired through the exercise of stock options and 899 shares of common stock underlying unvested time vesting restricted stock units.

(7)	Includes 8,125 shares of common stock that may be acquired through the exercise of stock options and 2,505 shares of common stock underlying unvested time vesting restricted stock units.

(8)	Includes 13,750 shares of common stock that may be acquired through the exercise of stock options and 899 shares of common stock underlying unvested time vesting restricted stock units.

(9)	Includes 818 shares of common stock underlying unvested time vesting restricted stock units.

(10)	Includes 609,674 shares of common stock that may be acquired through the exercise of stock options and 7,388 shares of common stock underlying unvested performance vesting restricted stock units.

(11)	Includes 202,363 shares of common stock that may be acquired through the exercise of stock options and 17,378 shares of common stock underlying unvested time vesting and performance vesting restricted stock and restricted stock units.

(12)	Includes 20,000 shares of common stock that may be acquired through the exercise of stock options and 1,156 shares of unvested time vesting restricted stock.

(13)	Includes 25,000 shares of common stock that may be acquired through the exercise of stock options and 1,732 shares of unvested time vesting restricted stock.

(14)	Includes 906,912 shares of common stock that may be acquired through the exercise of stock options and 34,573 shares of common stock underlying unvested time vesting and performance vesting restricted stock and restricted stock units for all directors and executive officers as a group.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board of Directors has adopted a written policy and procedures for the review of all transactions in which the Company is a participant and any director or nominee, executive officer or security holder of more than five percent of our common stock (or, in the case of the foregoing persons, their immediate family members) has a direct or indirect financial interest (each a “related person transaction”).

A member of our Board of Directors or any of our executive officers proposing to enter into such transaction must report the proposed related person transaction to the Company’s General Counsel or Vice President of Internal Audit. The policy calls for the proposed related person transaction to be reviewed, and if deemed appropriate, approved by the Audit Committee. Generally, the Audit Committee will approve the transaction if the Audit Committee determines the transaction is beneficial to the Company and contains the same or reasonably comparable terms as would be obtained in an arm’s length transaction with an unrelated third party.

Neither the Company nor any of its subsidiaries has engaged in any related party transaction since the beginning of the last fiscal year.

SECTION 16(a)
BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Our officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based on our review of such reports, or written representations from persons required to file such reports, we believe that all such Section 16(a) filing requirements were satisfied during fiscal year 2008.

PROPOSAL 2

APPROVAL OF THE
DYCOM INDUSTRIES, INC.
2009 ANNUAL INCENTIVE PLAN

At its October 17, 2008 meeting, the Compensation Committee unanimously approved the Dycom Industries, Inc. 2009 Annual Incentive Plan (the “Annual Plan”), which was subsequently adopted by the Board of Directors and is subject to the approval thereof by our shareholders at the Annual Meeting. A summary of the Annual Plan is included below. The complete text of the Annual Plan is set forth in Appendix A to this Proxy Statement, and shareholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix A.

Summary of the Dycom Industries, Inc. 2009 Annual Incentive Plan

Purpose.  The purposes of the Annual Plan are to provide competitive total cash compensation opportunities based on corporate and individual performance; reinforce the communication of the Company’s mission, objectives and goals; and enhance the Company’s ability to attract, retain, motivate and reward the highest caliber employees.

Administration.  The Annual Plan will be administered by the Compensation Committee of the Board of Directors or any successor committee appointed by the Board of Directors to administer the Annual Plan (the “Compensation Committee”), which shall be comprised of at least two members of the Board of Directors who shall be ineligible to participate in the Annual Plan. Each member of the Compensation Committee shall be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee has the authority to interpret the Annual Plan and maintain administrative guidelines and procedures relating to the Annual Plan. The determinations of the Compensation Committee are final, binding and conclusive upon all persons.

Eligibility and Participation.  Each employee who is recommended by the Chief Executive Officer to participate in the Annual Plan and is approved by the Compensation Committee, or is included in the Annual Plan by the Compensation Committee, is eligible to participate in the Annual Plan for the fiscal year. It is anticipated that the Compensation Committee will not grant award opportunities under the Annual Plan until the first quarter of fiscal year 2010. Currently, it is anticipated that only the Chief Executive Officer and the Chief Operating Officer will participate in the Annual Plan for fiscal year 2010. To meet the requirements of Section 162(m), certain more restrictive provisions of the Annual Plan apply only to “executive officers.” For purposes of the Annual Plan, “executive officers” shall be those employees designated by the Compensation Committee from year to year for purposes of qualifying payouts under the Annual Plan for exemption from Section 162(m) of the Code.

Award Determination.  Prior to each fiscal year or as soon as practicable thereafter, the Compensation Committee will establish performance goals which may be based on any combination of consolidated Company, business unit, division, and individual performance goal measures. Performance goal measures with respect to executive officers, as designated by the Compensation Committee, will be determined annually from among the following factors, or any combination of the following, as the Compensation Committee deems appropriate:

Financial Performance Measures

•	Contract revenues
•	Operating revenue
•	Net revenue
•	Revenue growth
•	Gross margin
•	Operating margin
•	Operating income
•	Operating income before asset impairment charges and certain other expenses
•	Operating income growth
•	Earnings before interest and taxes
•	Earnings before interest and taxes, asset impairment charges and certain other expenses
•	Earnings before interest, taxes, depreciation and amortization
•	Earnings before interest, taxes, depreciation, and amortization, asset impairment charges and certain other expenses
•	Pre-tax operating income
•	Pre-tax income
•	Pre-tax income before asset impairment charges and certain other expenses
•	Net income
•	Net income before asset impairment charges and certain other expenses
•	Basic or diluted earnings per share
•	Basic or diluted earnings per share before asset impairment charges and certain other expenses
•	Basic or diluted earnings per share growth
•	Basic or diluted earnings per share growth before asset impairment charges and certain other expenses
•	Expense management
•	Effective tax rate
•	Cash flow
•	Operating cash flow
•	Free cash flow
•	Cash flow return on investment
•	Cash value added
•	Economic value added
•	Assets
•	Days sales outstanding (accounts receivable and work in progress)
•	Days sales outstanding (accounts receivable)
•	Return on assets
•	Return on equity
•	Return on invested capital
•	Return on investment
•	Return on net assets
•	Return on tangible net assets
•	Return on tangible net worth
•	Tangible net assets
•	Tangible net worth
•	Total shareholder return
•	Market capitalization
•	Contract backlog
•	Share price

Non-Financial Performance Measures

•	Customer satisfaction
•	Safety performance
•	Development and execution of strategic initiatives
•	Objective individual performance goals

Prior to each fiscal year or as soon as practicable thereafter, the Compensation Committee will also establish, for each job classification, various levels of award payments depending upon the level of achievement of the performance goal measures. Final awards will be based on the level of achievement of the performance goal measures, the participant’s job classification and the predetermined award payout levels. Except with respect to executive officers, the Compensation Committee has the discretion to adjust performance goals and payout levels during a fiscal year. With respect to executive officers, the Compensation Committee can reduce or eliminate the amount of the final award and can exercise such other discretion as on the advice of tax counsel will not adversely affect the deductibility for federal income tax purposes of any amount paid under the Annual Plan. The maximum amount payable under the Annual Plan to a participant for any fiscal year will be $2,500,000.

Payments.  As soon as practicable after the end of the fiscal year, the Compensation Committee will certify in writing the extent to which the performance goals have been achieved and whether any other relevant terms of the awards have been satisfied. Awards will be paid in cash no later than two and a half months following the end of the fiscal year to which the award relates.

Termination of Employment.  In the event of a participant’s death, disability or retirement, the final award of such participant will be reduced to reflect the number of days that the participant was employed by the Company during the plan year. In the event of any other kind of termination of service, the participant’s award for the fiscal year of termination will be forfeited; provided, however, that the Compensation Committee has the discretion to pay an award for the portion of the year that the participant was employed by the Company.

Duration of the Annual Plan.  The Annual Plan shall remain in effect from August 1, 2009, subject to approval by the Company’s shareholders, and continue until August 1, 2019, unless terminated earlier by the Compensation Committee.

Amendment.  The Compensation Committee may, at any time, amend any or all of the provisions of the Annual Plan or suspend or terminate it entirely. No amendment, suspension or termination may reduce the rights of a participant under an award without the participant’s consent.

New Annual Plan Benefits.  As discussed above, awards under the Annual Plan will be based upon performance goal measures established with respect to fiscal year 2010 and to be established with respect to future fiscal years. It is not presently possible to determine the benefits or the amounts that will be granted to participants under the Annual Plan in the future.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” approval of the Annual Plan.

PROPOSAL 3

RE-APPROVAL AND AMENDMENT OF THE
PERFORMANCE GOALS UNDER THE
DYCOM INDUSTRIES, INC. 2003 LONG-TERM INCENTIVE PLAN

At its October 17, 2008 meeting, the Compensation Committee unanimously approved the submission to shareholders for re-approval of the material terms of the existing performance goals and for approval of the material terms of additional performance goals adopted under the Dycom Industries, Inc. 2003 Long-Term Incentive Plan (the “Long-Term Plan”), which was subsequently adopted by the Board of Directors and is subject to the approval thereof by our shareholders at the Annual Meeting. A summary of the Long-Term Plan is included below. The complete text of the Long-Term Plan is set forth in Appendix B to this Proxy Statement, and shareholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix B.

The Company established the Long-Term Plan effective as of November 25, 2003, after approval by the shareholders at the 2003 annual meeting. At the 2006 annual meeting, shareholders approved an increase in the number of shares authorized under the Long-Term Plan.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1,000,000 on the amount the Company may deduct in any one year for compensation paid to its chief executive officer and each of its other four most highly-compensated executive officers. There is, however, an exception to this limit for certain performance-based compensation. Certain awards made pursuant to the Long-Term Plan may constitute performance-based compensation not subject to the deductibility limitation of Section 162(m) of the Code. In order to continue to qualify for this exception, however, the shareholders must (i) approve, every five years, the material terms of the performance goals of the Long-Term Plan, and (ii) approve amendments to the Long-Term Plan to add performance goals. Shareholders last approved the Long-Term Plan’s performance goals in 2003 in connection with the initial approval of the Long-Term Plan. If the existing performance goals and the additional performance goals are not approved by shareholders, the Long-Term Plan will continue in effect; however, in accordance with Section 162(m) of the Code, the Company’s ability to deduct performance-based compensation under the Plan will be limited as described above.

Performance Goals.  The Long-Term Plan currently provides that performance goals may consist of one or more of the following criteria: net income, net revenue, cash flow, operating margin, operating revenue, pre-tax income, pre-tax operating income, operating income growth, return on assets, total shareholder return, share price, return on equity, diluted earnings per share or earnings per share growth, or a combination thereof as selected by the Compensation Committee, and quantifiable non-financial goals.

The Company now desires to amend the Long-Term Plan to incorporate the following additional performance goals:

Financial Performance Measures

•	Contract revenues
•	Revenue growth
•	Gross margin
•	Operating income
•	Operating income before asset impairment charges and certain other expenses
•	Earnings before interest and taxes
•	Earnings before interest and taxes, asset impairment charges and certain other expenses
•	Earnings before interest, taxes, depreciation and amortization
•	Earnings before interest taxes, depreciation, and amortization, asset impairment charges and certain other expenses
•	Pre-tax income before asset impairment charges and certain other expenses
•	Net income before asset impairment charges and certain other expenses
•	Basic earnings per share
•	Basic or diluted earnings per share before asset impairment charges and certain other expenses
•	Basic or diluted earnings per share growth
•	Basic or diluted earnings per share growth before asset impairment charges and certain other expenses
•	Expense management
•	Effective tax rate
•	Operating cash flow
•	Cash flow return on investment
•	Cash value added
•	Assets
•	Days sales outstanding (accounts receivable and work in progress)
•	Days sales outstanding (accounts receivable)
•	Return on invested capital
•	Return on investment
•	Return on net assets
•	Return on tangible net assets
•	Return on tangible net worth
•	Tangible net assets
•	Tangible net worth
•	Market capitalization
•	Contract backlog

Non-Financial Performance Measures

•	Customer satisfaction
•	Safety performance
•	Development and execution of strategic initiatives
•	Objective individual performance goals

SHAREHOLDERS ARE NOT BEING ASKED TO APPROVE ANY ADDITIONAL SHARES FOR ISSUANCE UNDER THE LONG-TERM PLAN OR TO OTHERWISE MODIFY THE TERMS OF THE LONG-TERM PLAN.

Summary of the Dycom Industries, Inc. 2003 Long-Term Incentive Plan

Purposes.  The purposes of the Long-Term Plan are to attract, retain and motivate highly qualified key employees and officers of the Company and its subsidiaries, to promote the long-term success of the Company and its subsidiaries and to increase stockholder value by providing eligible key employees and officers with incentives to contribute to the long-term growth and profitability of the Company.

Eligible Individuals.  The Compensation Committee of the Board (the “Committee”) grants awards under the Long-Term Plan to key employees or officers of the Company or its subsidiaries with the potential to contribute to the future success of the Company or its subsidiaries. Approximately 300 employees, including officers, are potentially eligible for awards under the Long-Term Plan. Members of the Committee are not eligible to receive awards under the Long-Term Plan.

Shares Available.  A maximum aggregate number of 4,000,000 shares of common stock (subject to future forfeitures of outstanding awards) were authorized under the Long-Term Plan. The aggregate number of shares available for issuance under the Long-Term Plan may be proportionately adjusted in the sole discretion of the Committee in the event of certain changes in the Company’s capitalization or a similar transaction. Shares issued pursuant to the Long-Term Plan may be authorized but unissued shares, treasury shares or any combination thereof. In accordance with the requirements under the regulations promulgated under Section 162(m) of the Internal Revenue Code (the “Code”), no eligible individual may receive awards with respect to an aggregate of more than 250,000 shares of common stock in any one-year period. As of July, 26, 2008, an aggregate of 1,905,837 shares of common stock, excluding adjustments for forfeited shares, remain available.

Administration.  The Long-Term Plan is administered by the Committee. Subject to the terms of the Long-Term Plan, the Committee will have full and final authority to select participants, grant awards and set forth the terms and conditions of such awards. The Committee also has the authority to take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Long-Term Plan or any related award document.

Award Document.  Each award will be evidenced by an award document issued by the Company.

Termination of Employment or Change in Control.  The Committee will specify, at or after the time of grant of an award, the effect, if any, that a participant’s termination of employment or a change in control of the Company will have on the disposition of or vesting, exercisability, payment, settlement or lapse of restrictions applicable to an award.

Option Awards.  The Long-Term Plan authorizes the issuance of both incentive stock options, as defined in Section 422 of the Code, and nonqualified stock options. The terms of any incentive stock option under the Long-Term Plan will comply in all material respects with the provisions of Section 422 of the Code and any regulations promulgated thereunder. The term of an option will be fixed by the Committee upon grant; provided, however, that the term may not exceed ten years. The vesting schedules of an option grant will be determined by the Committee at the date of grant and will be governed by the award documents.

Other Awards.  In addition to options, the Committee has the authority to grant and specify the terms and provisions of (i) restricted stock and restricted share units; (ii) performance-based restricted stock and performance-based restricted share units; (iii) stock appreciation rights; and (iv) any other forms of equity-based or equity-related awards not described above which the Committee determines to be consistent with the purpose of the Long-Term Plan and the interests of the Company. Notwithstanding the foregoing, the restriction period with respect to an award of restricted stock or restricted share units may not be less than three years. Any awards granted under the Long-Term Plan may be made singly or in combination or tandem with any other awards under the Long-Term Plan or in combination with, in replacement of, or as alternatives to awards or rights under any other plan of the Company.

Performance-Based Awards.  The Committee may determine whether any award granted under the Long-Term Plan is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such awards designated to be “performance-based compensation” will be conditioned on the achievement of one or more performance goals, to the extent required by Section 162(m) of the Code. The performance goals that may be used by the Committee for such awards will be based on the financial goals set forth above and quantifiable non-financial goals. Each participant is assigned a target award payable if target performance goals are achieved. The performance period applicable to a performance-based award may not be less than one year. If a participant’s performance exceeds the target performance goals, awards may be greater than the target award, but may not exceed 200% of such participant’s target award. The Committee retains the right to reduce any award if it believes that individual performance does not warrant the award calculated by reference to the result.

Amendment and Termination of the Long-Term Plan.  The Board or the Committee may amend, modify, suspend or terminate the Long-Term Plan at any time, except that shareholder approval is required to (i) increase the maximum number of shares issuable under the Long-Term Plan, (ii) materially amend or modify any materials term of the Plan, (iii) reprice any stock options or stock appreciation rights, or (iv) generally, to reduce the exercise price of any outstanding option or outstanding stock appreciation rights. No amendment or termination may adversely affect a participant’s rights with respect to previously granted awards without his or her consent.

Corporate Changes.  The existence of the Long-Term Plan and any award documents does not affect or restrict in any way the right or power of the Company to effect corporate changes or acts. In the event of any change in the outstanding common stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the common stock, the Committee, in its discretion, may make (i) such proportionate adjustments as it considers appropriate to prevent diminution or enlargement of the rights of participants under the Long-Term Plan with respect to the aggregate number of shares of common stock for which awards in respect thereof may be granted under the Long-Term Plan, the number of shares of common stock covered by each outstanding award and the exercise prices in respect thereof and/or (ii) such other adjustments as it deems appropriate.

Term of the Long-Term Plan.  The Long-Term Plan will remain in effect until November 25, 2013, unless earlier terminated by the Board. No awards may be granted under the Long-Term Plan after November 25, 2013.

New Plan Benefits

On October 20, 2008, the Committee granted certain performance stock units to Mr. Nielsen and Mr. Estes that will be earned only if the Company achieves a specified level of performance with respect to operating earnings before asset impairments, performance unit compensation and amounts associated with the extinguishment of debt and operating cash flow that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code. The target awards below vest in three equal annual installments commencing October 20, 2009, subject to meeting the performance criteria. Supplemental units of up to 100% of the target award vesting in a particular year can be earned if the Company achieves a specified level of performance with respect to operating earnings (before asset impairments, performance share and performance unit compensation and amounts associated with the extinguishment of debt) and cash flow, in each case for the trailing three year period. Information regarding the awards is set forth in the table below.

Dycom Industries, Inc. 2003 Long-Term Incentive Plan

		Dollar Value of
		Shares Awarded
	Number of Shares	on the
Name and Position	Awarded	Grant Date

Steven E. Nielsen	40,000	$351,200
Chairman, President and Chief Executive Officer
Timothy R. Estes	24,000	$210,720
Executive Vice President and Chief Operating Officer

U.S. Federal Income Tax Consequences

Nonqualified Stock Options.  A participant will not recognize taxable income at the time a nonqualified stock option is granted. However, upon the exercise of a nonqualified stock option the participant will include as ordinary income an amount equal to the difference between the fair market value of the shares on the date of exercise (in most cases) and the participant’s purchase price. Upon the sale of the shares by the participant, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending upon how long the shares are held by the participant. The Company will be entitled to a deduction in connection with the exercise of a nonqualified stock option by a participant to the extent that the participant recognizes ordinary income provided that the deduction is not disallowed under Section 162(m) of the Code.

Incentive Stock Options.  A participant will not recognize taxable income upon grant of an incentive stock option, and the Company will not be entitled to a deduction, upon the grant or exercise of an incentive stock option. The excess of the fair market value of each share over the option price at the date of exercise is an item of tax preference and may be subject to the alternative minimum tax. If the holding period requirements of Section 422 of the Code are met by the participant (i.e., no disposition of the shares is made by the participant within two years of the grant of the incentive stock option and within one year after the transfer of the shares to the participant), then any gain or loss recognized by the participant upon disposition of the shares will be treated as long-term capital gain or loss.

If the shares acquired upon exercise of an incentive stock option are disposed of prior to the expiration of either of the required holding periods, the participant will recognize ordinary income in the disposition year. The Company will receive a deduction at the time of the disqualifying disposition in the amount equal to the ordinary income recognized by the participant, subject to general rules pertaining to the reasonableness of compensation and Section 162(m) of the Code. In addition, long-term or short-term capital gain may be recognized by the participant.

Restricted Shares and Restricted Share Units.  The federal income tax consequences of awards of restricted shares are generally governed by Section 83 of the Code. Generally, a participant will not be taxed on an award of restricted shares until the award vests, unless the participant makes an election under Section 83(b) of the Code to be subject to taxation upon grant, rather than upon vesting. A Section 83(b) election must be made no later than 30 days following the date of grant. If the election is made, the participant will be subject to taxation on the fair market value of the shares on the date of grant.

If a participant does not make a Section 83(b) election, the participant will be subject to taxation based on the full fair market value of the shares included in the award, plus any cash distributed in lieu of fractional shares, at the time of vesting. The amount recognized as income by a participant, whether in connection with a Section 83(b) election or at the time of vesting, will be subject to ordinary income tax at the rates in effect at that time and will also be subject to all applicable employment tax withholdings.

In general, the Company receives an income tax deduction at the same time and in the same amount that is taxable to a participant as compensation, except as limited by Section 162(m) of the Code.

Any capital gain or loss recognized by a participant will be either long term or short term.

A participant holding restricted stock units is not taxed until those units are actually paid out, at which time the participant realizes ordinary income in an amount equal to the fair market value of the units at the time of payout, and the Company is entitled to a corresponding deduction for federal income tax purposes.

In general, the Company receives an income tax deduction at the same time and in the same amount that is taxable to a participant as compensation, except as limited by Section 162(m) of the Code.

Performance-Based Stock Units.  The recipient of a grant of Performance-Based Stock Units does not realize taxable income and the Company is not entitled to a deduction with respect to such grant on the date of such grant. Upon the payout of such award, a participant realizes ordinary income and the Company is entitled to a corresponding deduction, equal to the amount of cash received or the value of any stock received.

The foregoing is not to be considered as tax advice to any person who may be a participant, and any such persons are advised to consult their own tax counsel.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the re-approval of the existing performance goals and the approval of the material terms of the additional performance goals for performance-based incentives under the Long-Term Plan to preserve the Company’s ability to deduct compensation associated with future performance-based equity awards to be made under the Long-Term Plan.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Committee”) of the Company’s Board of Directors consists of three directors, all of whom meet the independence standards of the New York Stock Exchange and the applicable rules of the U.S Securities and Exchange Commission. The Committee operates in accordance with a written charter adopted by the Board of Directors. The Committee reviews the charter on an ongoing basis and a copy, which has been approved by the Board of Directors, is available on the Company’s website at www.dycomind.com.

The Committee’s primary responsibility is to assist the Board of Directors in fulfilling its responsibility for oversight of (a) the quality and integrity of the Company’s financial statements and related disclosures, internal controls and financial reporting, (b) the Company’s compliance with applicable legal and regulatory requirements, (c) the Company’s independent auditors’ qualifications, independence and performance and (d) the performance of the Company’s internal audit and control functions.

Management has the primary responsibility for preparing the Company’s consolidated financial statements and the overall financial reporting process, including maintaining the Company’s system of internal accounting controls. The Company’s independent auditors, Deloitte & Touche LLP (“Deloitte”), have the responsibility for auditing the Company’s financial statements and issuing an opinion as to the conformity of those audited financial statements to accounting principles generally accepted in the United States of America, and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee monitors and oversees these processes.

The Committee reviewed the Company’s audited consolidated financial statements and the results of the audits relating to the Company’s internal control over financial reporting for the 2008 fiscal year, and discussed those matters with management and Deloitte. During the 2008 fiscal year, the Committee also discussed the interim financial information contained in each quarterly earnings announcement with management and Deloitte prior to public release. In addition, the Committee regularly discussed with management, the internal auditors and Deloitte the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing and the quality of the Company’s financial reporting. The Committee regularly meets separately with management, the Company’s internal auditors and Deloitte. The Committee reviewed with both the independent and internal auditors their audit plans, audit scope, and the identification of audit risks. The Committee also discussed with the independent auditors all matters required by Statement on Auditing Standards No. 61, as amended by Statement of Auditing Standards No. 90 (Communication with Audit Committees).

As part of the Committee’s oversight responsibilities of the audit process, the Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte any relationships that may impact their objectivity and independence from the Company and from management of the Company.

Based on the aforementioned reviews and discussions, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 26, 2008 for filing with the Securities and Exchange Commission. The Committee also approved the appointment of Deloitte as the Company’s independent auditors for the 2009 fiscal year.

Audit Committee

Charles M. Brennan, III, Chair
Charles B. Coe
Stephen C. Coley

PRINCIPAL ACCOUNTING FIRM FEES

The Company’s independent auditor fee pre-approval policy provides for an annual process through which the Audit Committee evaluates and pre-approves the nature, scope and fees associated with the annual audit of the Company’s financial statements and other audit related services. The Audit Committee pre-approves all other audit and permissible non-audit services provided by the Company’s independent auditors on a case-by-case basis. These services may include audit services, audit related services, tax services and other permissible services. None of the services described below under the caption “Tax Fees” were approved by the Audit Committee pursuant to the provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate fees billed for the fiscal years ended July 26, 2008 and July 28, 2007 by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates are as follows:

	2008	2007

Audit Fees(a)	$2,006,736	$2,212,286
Audit-Related Fees	—	—
Tax Fees(b)	—	52,200
All Other Fees	—	—

Total	$2,006,736	$2,264,486

(a)	Audit Fees for each of fiscal 2008 and 2007 consist of fees and expenses for professional services in connection with the audit of the annual financial statements, reviews of our quarterly reports filed on Form 10-Q and reviews of registration statements and other periodic filings with the SEC. Amounts also include fees for professional services rendered for the audits of the effectiveness of internal control over financial reporting, as promulgated by Section 404 of the Sarbanes-Oxley Act.

(b)	Tax Fees include fees for tax research and tax advice.

INDEPENDENT AUDITORS

The Audit Committee has appointed Deloitte & Touche LLP to serve as our independent auditors for fiscal 2009. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting for the purposes of responding to shareholders’ questions and making statements that they consider appropriate.

ADDITIONAL INFORMATION

Proposals For Fiscal Year 2009 Annual Meeting of Shareholders

Proposals by shareholders intended to be presented at the 2009 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than July 7, 2009 to be considered for inclusion in the Company’s proxy materials for that meeting.

In addition, shareholders who desire to propose an item of business for action at an annual meeting of shareholders (other than proposals submitted by inclusion in the Proxy Statement), including the election of a director, must follow certain procedures set forth in the Company’s By-Laws. In general, written notice must be received by the Secretary of the Company not less than sixty (60) days or more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The notice should contain a brief description of the proposal and the reason for conducting such business; the name and address of the shareholder proposing such business, as it appears in our books; the class and number of shares of the Company that are beneficially owned by the shareholder; and any financial interest of the shareholder in such business. Shareholders should, however, consult the Company’s By-Laws to ensure that the specific requirements of such notice are met. A copy of the Company’s By-Laws may be obtained by any shareholder, without charge, upon written request to the Secretary of the Company at 11770 U.S. Highway 1, Suite 101, Palm Beach Gardens, Florida 33408.

Expenses of Solicitation

The Company will bear the cost of this solicitation of proxies. Proxies may be solicited by directors, officers and regular employees of the Company, without compensation, in person or by mail, telephone, facsimile transmission, telephone or electronic transmission. The Company will reimburse brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in forwarding proxy material to beneficial owners.

Other Matters

We know of no other matters that will be brought before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the Annual Meeting, the persons named as proxies and acting thereon will have discretion to vote on those matters according to their judgment to the same extent as the person delivering the proxy would be entitled to vote.

Notice of Internet Availability of Proxy Materials

Dycom Industries, Inc.’s 2008 Proxy Statement is available at www.dycomind.com and our 2008 Annual Report is available at www.dycomind.com.

By Order of the Board of Directors,

Richard B. Vilsoet
Secretary

October 29, 2008

APPENDIX A

DYCOM INDUSTRIES INC.
2009 ANNUAL INCENTIVE PLAN

Section 1.  Establishment and Purpose

1.1 Establishment of the Plan.  Dycom Industries Inc., a Florida corporation, hereby establishes an annual incentive compensation plan to be known as the Dycom Industries Inc. 2009 Annual Incentive Plan. The Plan permits the awarding of annual cash bonuses to Employees of the Company, based on the achievement of performance goals that are pre-established by the Board of Directors.

Upon approval by the Board of Directors, subject to approval by the shareholders of the Company at the 2008 annual general meeting of shareholders, the Plan shall become effective as of August 1, 2009 and continue until August 1, 2019, unless terminated earlier as set forth in Section 10.

1.2 Purpose.  The purposes of the Plan are to (i) provide competitive total cash compensation opportunities based on corporate and individual performance, (ii) reinforce the communication of the Company’s mission, objectives and goals, and (iii) enhance the Company’s ability to attract, retain, motivate and reward the highest caliber employees.

The purposes of the Plan shall be carried out by the payment to Participants of annual incentive cash awards, subject to the terms and conditions of the Plan. The Plan also is intended to secure the full deductibility of incentive awards payable to the Executive Officers. All compensation payable under this Plan to Executive Officers is intended to qualify as performance-based compensation within the meaning of Code Section 162(m) and is intended to be deductible by the Company under Code Section 162(m).

Section 2.  Definitions

As used in the Plan, the following terms shall have the meanings set forth below (unless otherwise expressly provided in an agreement between the Company and any Participant).

“Award Opportunity” means the various levels of incentive awards which a Participant may earn under the Plan, as established by the Committee pursuant to Section 5.1.

“Base Salary” shall mean the regular base salary earned by a Participant during the Plan Year prior to any salary reduction contributions made to any deferred compensation plans sponsored or maintained by the Company; provided, however, that Base Salary shall not include awards under this Plan, any bonuses, the Company matching contribution under any plan providing such, overtime, relocation allowances, severance payments or any other special awards as determined by the Committee.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

“Committee” means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan. The Committee shall consist of two (2) or more individuals, appointed by the Board to administer the Plan, pursuant to Section 3, each of whom shall be qualified as an “outside director” (or shall satisfy any successor standard thereto) for purposes of Code Section 162(m), as amended from time to time; provided, however, that an inadvertent failure of any member of the Committee to be so qualified shall not invalidate any action or determination made by the Committee.

“Company” means Dycom Industries Inc., a Florida corporation (including any and all subsidiaries), or any successor to all or substantially all of the Company’s business.

“Disability” means a medically determinable physical or mental disability or impairment rendering a Participant unable to perform his employment duties for an aggregate of 180 working days during any 12-month period. All questions arising under this Plan with respect to a Participant’s disability or incapacity shall be determined by a reputable physician mutually selected by the Company and such Participant at the time such question arises. If the Company and the Participant cannot agree upon the selection of a physician within a period of seven days after such question arises, then the chief of staff of Good Samaritan Hospital, West Palm Beach, Florida shall be asked to select a physician to make such determination. The determination of the physician selected shall be conclusively binding upon all interested parties.

“Effective Date” means the date the Plan becomes effective, as set forth in Section 1.1 herein.

“Employee” means an employee of the Company who is recommended by the Chief Executive Officer of the Company, and is approved by the Committee for participation in the Plan, or is designated by the Committee as eligible to participate in the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Executive Officers” shall mean a covered employee as set forth in Code Section 162(m) or any other executive officer designated by the Committee for purposes of exempting distributions under the Plan from Code Section 162(m)(3).

“Final Award” means the actual award earned during a Plan Year by a Participant, as determined by the Committee at the end of such Plan Year.

“Financial” shall mean the corporate financial performance of the Company and its subsidiaries.

“Non-Financial” shall mean the non-financial performance of the Company and its subsidiaries.

“Participant” means an Employee who is designated by the Committee as a participant in the Plan pursuant to Section 4.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d).

“Plan” means the Dycom Industries Inc. 2009 Annual Incentive Plan, as amended or restated from time to time.

“Plan Year” means the Company’s fiscal year.

“Retirement” means a Participant’s termination of employment pursuant to the Company’s retirement policy.

“Target Incentive Award” means the award to be paid to a Participant when performance measures are achieved, as established by the Committee.

Section 3.  Administration

The Plan shall be administered by the Committee. Except with respect to the matters that under Code Section 162(m) and Treasury Regulation Section 1.162-27(e) are required to be determined or established by the

Committee to qualify awards under the Plan as qualified performance-based compensation, the Committee shall have the power to delegate to any officer or employee of the Company the authority to administer and interpret the procedural aspects of the Plan, subject to the Plan’s terms, including adopting and enforcing rules to decide procedural and administrative issues.

The Committee shall be entitled to rely in good faith upon any report or other information furnished to it by any officer or employee of the Company or from the financial, accounting, legal or other advisers of the Company. Each member of the Committee, each individual designated by the Committee to administer the Plan and each other person acting at the direction of or on behalf of the Committee shall not be liable for any action or determination or anything done or omitted to be done in good faith by him or by any other member of the Committee or any other such individual in connection with the Plan, except for his own willful misconduct or as expressly provided by statute, and to the extent permitted by law and the bylaws of the Company, shall be fully indemnified and protected by the Company with respect to such determination, act or omission.

Subject to the limitations set forth in the Plan, the Committee shall have full power and authority to: (i) select from the Employees of the Company, those who shall participate in the Plan, (ii) grant Award Opportunities in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions, and conditions upon such awards as it shall deem appropriate, (iv) interpret the Plan and adopt, amend, and rescind administrative guidelines and other procedures, rules and regulations relating to the Plan, (v) make any and all factual and legal determinations in connection with the administration and interpretation of the Plan, including employing legal counsel, independent auditors and consultants as it deems desirable and to rely upon any opinion or computation received therefrom, (vi) correct any defect or omission or reconcile any inconsistency in this Plan or in any Award Opportunity granted hereunder, and (vii) make all other necessary determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee’s determinations on matters within its authority shall be made in the Committee’s sole discretion and shall be final, binding and conclusive for all purposes and upon all parties.

Section 4.  Eligibility and Participation

4.1 Eligibility.   Each Employee (as defined in Section 2 herein) who is recommended by the Chief Executive Officer of the Company to participate in the Plan, and who is approved by the Committee, or is included in the Plan by the Committee, shall be eligible to participate in the Plan for such Plan Year, subject to the limitations of Section 7 herein.

4.2 Participation.   Participation in the Plan shall be determined annually by the Committee based upon the criteria set forth in the Plan. Employees who are eligible to participate in the Plan shall be notified of the performance goals and related Award Opportunities for the relevant Plan Year, as soon as practicable.

4.3 Partial Plan Year Participation.   Except as provided in Section 9, in the event that an Employee becomes eligible to participate in the Plan subsequent to the commencement of a Plan Year, then such Employee’s Final Award shall be based on the Base Salary earned as an eligible Employee, provided that the Employee has participated in the Plan for at least three months.

4.4 No Right to Participate.   No Participant or other Employee shall at any time have a right to participate in the Plan for any Plan Year, despite having participated in the Plan during a prior Plan Year.

Section 5.  Award Determination

5.1 Performance Goals.   Prior to the beginning of each Plan Year, or as soon as practicable thereafter (but in no event more than ninety days from the beginning of such Plan Year), the Committee shall approve or establish in writing the performance goals for that Plan Year. For any performance period that is less than twelve months, the performance goals shall be established before 25% of the relevant performance period has elapsed.

Except as provided in Section 9, the performance goals may include, without limitation, any combination of Financial, Non-Financial and individual performance goals. Performance measures and their relative weight may vary by job classification. After the performance goals are established, the Committee will align the achievement of the performance goals with the Award Opportunities (as described in Section 5.2 herein), such that the level of achievement of the pre-established performance goals at the end of the Plan Year will determine the amount of the Final Award. Except as provided in Section 9, the Committee shall have the authority to exercise subjective discretion in the determination of Final Awards, as well as the authority to delegate the ability to exercise subjective discretion in this respect.

The Committee also may establish one or more Company-wide performance goals which must be achieved for any Participant to receive an award for that Plan Year.

The performance period with respect to which awards may be payable under the Plan shall generally be the Plan Year; provided, however, that the Committee shall have the authority and discretion to designate different performance periods under the Plan.

5.2 Award Opportunities.   Prior to the beginning of each Plan Year, or as soon as practicable thereafter (but in no event more than ninety days from the beginning of such Plan Year), the Committee shall establish an Award Opportunity for each Participant. Such Award Opportunity shall vary in relation to the job classification of each Participant. Except as provided in Section 9, in the event a Participant changes job levels during a Plan Year, the Participant’s Award Opportunity may be adjusted to reflect the amount of time at each job level during the Plan Year.

5.3 Adjustment of Performance Goals.   Except as provided in Section 9, the Committee shall adjust the performance goals and the Award Opportunities (either up or down) during a Plan Year if it determines that external changes or other unanticipated business conditions have materially affected the fairness of the goals and have unduly influenced the Company’s ability to meet them. In addition, performance goals and Award Opportunities will be calculated without regard to any changes in accounting standards that may be required by the Financial Accounting Standards Board after such performance goals or Award Opportunities are established. Further, in the event of a Plan Year of less than twelve (12) months, the Committee shall have the right to adjust the performance goals and the Award Opportunities accordingly, at its sole discretion.

5.4 Final Award Determinations.   At the end of each Plan Year, Final Awards shall be computed for each Participant as determined by the Committee. Except as provided in Section 9, each individual award shall be based upon (i) the Participant’s Target Incentive Award percentage, multiplied by his Base Salary, (ii) the satisfaction of Financial and Non-Financial performance, and (iii) the satisfaction of individual performance (if applicable). Final Award amounts may vary above or below the Target Incentive Award, based on the level of achievement of the pre-established Financial, Non-Financial, and individual performance goals.

5.5 Limitations.   The amount payable to a Participant for any Plan Year shall not exceed $2,500,000.

Section 6.  Payment of Final Awards

6.1 Form and Timing of Payment.   As soon as practicable after the end of each Plan Year, the Committee shall certify in writing the extent to which the Company and each Participant has achieved the performance goals for such Plan Year, including the specific target objective(s) and the satisfaction of any other material terms of the awards, and the Committee shall calculate the amount of each Participant’s incentive award for the relevant period. Final Award payments shall be paid to the Participant, or to his estate in the case of death, in a single cash payment, on a date that is no later than two and one-half months following the end of the Plan Year to which the Final Award relates.

6.2 Payment of Partial Awards.   In the event a Participant no longer meets the eligibility criteria as set forth in the Plan during the course of a particular Plan Year, the Committee may, in its sole discretion, compute and pay an award for the portion of the Plan Year that an Employee was a Participant.

6.3 Unsecured Interest.   No Participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific asset of the Company. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.

Section 7.  Termination of Employment

7.1 Termination of Employment Due to Death, Disability or Retirement.   Unless otherwise expressly provided in an agreement between the Company and any Participant, in the event a Participant’s employment is terminated by reason of death, Disability or Retirement, the Final Award, determined in accordance with Section 5.4 herein, shall be prorated to take into account the number of days that the Participant was employed by the Company during the Plan Year. The reduced award shall be based upon the amount of Base Salary earned during the Plan Year prior to termination. In the case of a Participant’s Disability, the employment termination shall be deemed to have occurred on the date the Committee determines in its sole discretion that the requirements of Disability have been satisfied.

The Final Award thus determined shall be paid as soon as practicable following the end of the Plan Year in which such termination occurs, but in no event later than two and one-half months following the end of the Plan Year to which the Final Award relates.

7.2 Termination of Employment for Other Reasons.   Unless otherwise expressly provided in an agreement between the Company and any Participant, in the event a Participant’s employment is terminated for any reason other than death, Disability or Retirement (as determined by the Committee in its sole discretion), all of the Participant’s rights to a Final Award for the Plan Year then in progress shall be forfeited.

Section 8.  Rights of Participants

8.1 Employment.   Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

8.2 Nontransferability.   No right or interest of any Participant in the Plan shall be assignable or transferable, or subject to any lien, directly or indirectly, by operation of law, or otherwise, including, but not limited to, execution, levy, garnishment, attachment, pledge, and bankruptcy.

Section 9.  Executive Officers

9.1 Applicability.   The provisions of this Section 9 shall apply only to Executive Officers designated by the Committee. In the event of any inconsistencies between this Section 9 and the other Plan provisions, the provisions of this Section 9 shall control.

9.2 Award Determination.   Prior to the beginning of each Plan Year, or as soon as practicable thereafter (but in no event more than ninety days from the beginning of such Plan Year or 25% of the relevant performance period for any performance period less than twelve months), the Committee shall establish the Target Incentive Award percentage for each Executive Officer and performance goals for that Plan Year. Performance goals to be used shall be chosen from among any combination of the Financial and Non-Financial performance goals set forth in Schedule A and such individual performance goals as established by the Committee. The Committee may select one or more of the performance goals specified from Plan Year to Plan Year which need not be the same for each Executive Officer in a given year.

At the end of the Plan Year and prior to payment, the Committee shall certify in writing the extent to which the performance goals and any other material terms were satisfied. Final Awards shall be computed for each Executive Officer based on (i) the Participant’s Target Incentive Award multiplied by his Base Salary, and (ii) Financial, Non-Financial and individual performance (if applicable).

Final Award amounts may vary above or below the Target Incentive Award based on the level of achievement of the pre-established Financial, Non-Financial and individual performance goals.

9.3 Non-adjustment of Performance Goals.   Once established, performance goals shall not be changed during the Plan Year. Participants shall not receive any payout when the Company does not achieve at least minimum performance goals.

9.4 Discretionary Adjustments.   The Committee retains the discretion to eliminate or decrease the amount of the Final Award, and may not increase such amount, otherwise payable to a Participant.

9.5 Possible Modification.   If, on advice of the Company’s tax counsel, the Committee determines that Code Section 162(m) and the regulations thereunder will not adversely affect the deductibility for federal income tax purposes of any amount paid under the Plan by applying one or more of Section 2, 4.3, 5.1, 5.2, 5.3 or 5.4 to an Executive Officer without regard to the exceptions to such Section or Sections contained in this Section 9, then the Committee shall apply such Section or Sections to the Executive Officer without regard to the exceptions to such Section or Sections that are contained in this Section 9.

Section 10.  Amendment and Modification

The Committee, in its sole discretion, without notice, at any time and from time to time, may modify or amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely; provided, however, that no such modification, amendment, suspension, or termination may, without the consent of a Participant (or his or her beneficiary in the case of the death of the Participant), reduce the right of a Participant (or his or her beneficiary, as the case may be) to a payment or distribution hereunder to which he or she has already earned and is otherwise entitled.

Section 11.  Miscellaneous

11.1 Governing Law.   The Plan, and all actions taken thereunder, shall be subject to, and construed in accordance with, the laws of the State of Florida.

11.2 Withholding Taxes.   The Company shall have the right to deduct from all payments under the Plan any Federal, state, or local income and employment taxes required by law to be withheld with respect to such payments.

11.3 Code Section 409A.   The Plan is intended to be exempt from the requirements of Code Section 409A and the regulations and guidance promulgated thereunder. Notwithstanding any other provision of this Plan to the contrary, to the extent that any provision of this Plan contravenes any regulations or guidance promulgated under Code Section 409A or could cause any person to be subject to taxes, interest or penalties under Code Section 409A, the Committee may, without notice or consent to any Participant, modify such provision, to the extent necessary or desirable to ensure the Plan continues to be exempt from the requirements of Code Section 409A. Any such amendment shall maintain, to the maximum extent practicable, the original intent of the applicable provision.

11.4 Gender and Number.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

11.5 Severability.   In the event any provision of the Plan shall be held illegal, invalid or unenforceable for any reason, the illegality, invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall continue in full force and effect without regard to such provision and shall be applied as though such provision were not included in the Plan. In addition, if any provision of this Plan would cause awards to an Executive Officer not to constitute “qualified performance-based compensation” under Code Section 162(m), that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect. Any specific action by the Committee that would be violative of Section 162(m) of the Code and the regulations thereunder shall be void.

11.6 Costs of the Plan.   All costs of implementing and administering the Plan shall be borne by the Company.

11.7 Successors.   All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

SCHEDULE A

Financial Performance Measures

•	Contract revenues
•	Operating revenue
•	Net revenue
•	Revenue growth
•	Gross margin
•	Operating margin
•	Operating income
•	Operating income before asset impairment charges and certain other expenses
•	Operating income growth
•	Earnings before interest and taxes
•	Earnings before interest and taxes, asset impairment charges and certain other expenses
•	Earnings before interest, taxes, depreciation, and amortization
•	Earnings before interest, taxes, depreciation, and amortization, asset impairment charges and certain other expenses
•	Pre-tax operating income
•	Pre-tax income
•	Pre-tax income before asset impairment charges and certain other expenses
•	Net income
•	Net income before asset impairment charges and certain other expenses
•	Basic or diluted earnings per share
•	Basic or diluted earnings per share before asset impairment charges and certain other expenses
•	Basic or diluted earnings per share growth
•	Basic or diluted earnings per share growth before asset impairment charges and certain other expenses
•	Expense management
•	Effective tax rate
•	Cash flow
•	Operating cash flow
•	Free cash flow
•	Cash flow return on investment
•	Cash value added
•	Economic value added
•	Assets
•	Days sales outstanding (accounts receivable and work in progress)
•	Days sales outstanding (accounts receivable)
•	Return on assets
•	Return on equity
•	Return on invested capital
•	Return on investment
•	Return on net assets
•	Return on tangible net assets
•	Return on tangible net worth
•	Tangible net assets
•	Tangible net worth
•	Total shareholder return
•	Market capitalization
•	Contract backlog
•	Share price

Non-Financial Performance Measures

•	Customer satisfaction
•	Safety performance
•	Development and execution of strategic initiatives
•	Objective individual performance goals

APPENDIX B

DYCOM INDUSTRIES, INC.
2003 LONG-TERM INCENTIVE PLAN
(Amended and Restated Effective as of October 1, 2008)

1.	Purposes of the Plan

The purposes of the Plan are to aid the Company in (a) attracting, retaining and motivating highly qualified key employees and officers of the Company and its Subsidiaries, (b) promoting the long-term success of the Company and its Subsidiaries and (c) increasing stockholder value by providing eligible key employees and officers with incentives to contribute to the long-term growth and profitability of the Company.

2.	Definitions and Rules of Construction

(a) Definitions.  For purposes of the Plan, the following capitalized words shall have the meanings set forth below:

“Award” means an Option, Restricted Share Unit, Performance Share Unit, Stock Appreciation Right or Other Award granted by the Committee pursuant to the terms of the Plan.

“Award Document” means an agreement, certificate or other type or form of document or documentation approved by the Committee which sets forth the terms and conditions of an Award. An Award Document may be in written, electronic or other media, may be limited to a notation on the books and records of the Company and, unless the Committee requires otherwise, need not be signed by a representative of the Company or a Participant.

“Board” means the Board of Directors of the Company.

“CEO” means the Chief Executive Officer of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or such other committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $0.333 per share, or such other class of share or other securities as may be applicable under Section 13(b) of the Plan.

“Company” means Dycom Industries, Inc., a Florida corporation, or any successor to substantially all of its business.

“Effective Date” means November 25, 2003.

“Eligible Individual” means an individual described in Section 4(a) of the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the average of the high and low prices of a share of

Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the high and low prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

“Incentive Stock Option” means an Option that is intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements of Section 422 of the Code or any successor provision thereto.

“Option” means an Incentive Stock Option, Nonqualified Stock Option or any other type of option granted pursuant to Section 7 of the Plan.

“Other Award” means any form of Award other than an Option, Restricted Share Unit, Performance Share Unit or Stock Appreciation Right granted pursuant to Section 11 of the Plan.

“Participant” means an Eligible Individual who has been granted an Award under the Plan.

“Performance Period” means the period specified in the applicable Award Document over which Performance Targets are measured.

“Performance Share Unit” means a right to receive a Target Number of shares of Common Stock (or cash, if applicable) payable at the end of a Performance Period, subject to the Participant’s continued employment and the achievement of the applicable Performance Targets, granted pursuant to Section 9 of the Plan.

“Performance Target” means the targets prescribed in the applicable Award Document.

“Plan” means the Dycom Industries, Inc. 2003 Long-Term Incentive Plan as may be amended from time to time.

“Repricing” means (i) amending the terms of an Option or Stock Appreciation Right after its grant date to reduce its exercise price; (ii) canceling an Option or Stock Appreciation Right at a time when its exercise price is equal to or greater than the Fair Market Value of the underlying Common Stock in exchange for another Option or Stock Appreciation Right; or (iii) any action that is treated as a repricing of an Option or Stock Appreciation Right under generally accepted accounting principles or any applicable laws, rules or regulations.

“Restricted Share Unit” means a right to receive a share of Common Stock (or cash, if applicable), subject to time vesting and the Participant’s continued employment with the Company, granted pursuant to Section 8 of the Plan.

“Stock Appreciation Right” means a right to receive all or some portion of the appreciation on shares of Common Stock granted pursuant to Section 10 of the Plan.

“Subsidiary” means (i) a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body, or (ii) any other domestic or foreign corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan. For purposes of determining eligibility for the grant of Incentive Stock Options under the Plan, the term “Subsidiary” shall be defined in the manner required by Section 424(f) of the Code.

“Target Number” means the target number of shares of Common Stock specified in the applicable Award Document.

(b) Rules of Construction.  The masculine pronoun shall be deemed to include the feminine pronoun and the singular form of a word shall be deemed to include the plural form, unless the context requires otherwise. Unless the text indicates otherwise, references to sections are to sections of the Plan.

3.	Administration

(a) Committee.  The Plan shall be administered by the Committee, no member of which shall be eligible to participate in the Plan.

(b) Powers and Responsibility.  The Committee shall have full power and authority, subject to the express provisions hereof, to:

(i) select the Participants from the Eligible Individuals;

(ii) grant Awards in accordance with the Plan;

(iii) determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;

(iv) determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment, settlement and exercisability, and the effect, if any, of a Participant’s termination of employment with the Company or any of its Subsidiaries or a change in control of the Company;

(vi) delegate to the CEO the right to allocate Awards among Eligible Individuals who are not executive officers or directors of the Company within the meaning of the Exchange Act, such delegation to be subject to such terms and conditions as the Committee in its discretion shall determine;

(vii) make factual determinations in connection with the administration or interpretation of the Plan;

(viii) establish, amend and rescind administrative regulations, rules and procedures relating to the Plan;

(ix) employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom;

(x) vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions; and

(xi) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan or any Award Document.

(c) Plan Construction and Interpretation.  The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

(d) Determinations of Committee Final and Binding.  All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

(e) Delegation of Authority.  The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, except that the Committee may not delegate (i) its authority with regard to Awards (including decisions concerning the timing, pricing and amount of Common Stock subject to an Award) granted to Eligible Individuals who are officers or directors for purposes of Section 16(b) of the Exchange Act and (ii) its authority pursuant to Section 20 to amend the Plan.

(f) Liability of Committee.  No member of the Board or Committee, the CEO, or any officer or employee of the Company to whom any duties or responsibilities are delegated hereunder shall be liable for any action or determination made in connection with the operation, administration or interpretation of the Plan and the Company shall indemnify, defend and hold harmless each such person from any liability arising from or in connection with the Plan, except where such liability results directly from such person’s fraud, willful misconduct or failure to act in good faith. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company’s officers, the Company’s accountants, the Company’s counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

(g) Action by the Board.  Anything in the Plan to the contrary notwithstanding, any authority or responsibility that, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.	Eligibility

(a) Eligible Individuals.  Only officers and key employees of the Company or any of its Subsidiaries (or a division or operating unit thereof) or any individual who has accepted an offer of employment with the Company or any of its Subsidiaries (or a division or operating unit thereof) as an officer or key employee shall be eligible to participate in the Plan and to receive Awards under the Plan. Members of the Committee shall not be eligible to participate in the Plan.

(b) Grants to Participants.  The Committee shall have no obligation to grant any Eligible Individual an Award or to designate an Eligible Individual as a Participant solely by reason of such Eligible Individual having received a prior Award or having been previously designated as a Participant. The Committee may grant more than one Award to a Participant and may designate an Eligible Individual as a Participant for overlapping periods of time.

5.	Common Stock Subject to the Plan

(a) Plan Limit.  The maximum number of shares of Common Stock which may be awarded for all purposes under the Plan shall be the aggregate of:

(i) 4,000,000 shares;

(ii) the number of shares previously authorized but not reserved for awards under the 1998 Dycom Industries, Inc. Incentive Stock Option Plan (the “Prior Plan”) as of the date the Plan is approved; and

(iii) any shares corresponding to awards under the Prior Plan that are forfeited after the date the Plan is approved (collectively, the “Plan Limit”).

Such shares of Common Stock may be newly issued shares of Common Stock or reacquired shares of Common Stock held in the treasury of the Company.

(b) Rules Applicable to Determining Shares Available for Issuance.  For purposes of determining the number of shares of Common Stock that remain available for issuance under the Plan, the number of shares of Common

Stock corresponding to Awards under the Plan that are forfeited, the number of shares of Common Stock tendered or withheld to pay the exercise price of an Award and the number of shares withheld from any Award to satisfy a Participant’s tax withholding obligations shall be added back to the Plan Limit and again be available for the grant of Awards.

(c) Special Limits.  Anything to the contrary in Section 5(a) above notwithstanding, but subject to Section 13(b), the following special limits shall apply to shares of Common Stock available for Awards under the Plan:

(i) The maximum number of shares of Common Stock that may be subject to Awards, including, without limitation, Incentive Stock Options, granted to any Eligible Individual in any calendar year shall equal 250,000 shares, plus any shares which were available under this Section 5(c)(i) for Awards to such Eligible Individual in any prior calendar year but which were not covered by such Awards.

(ii) In no event will the number of shares of Common Stock issued in connection with the grant of Awards exceed the Plan Limit, as in effect on the Effective Date.

6.	Awards in General

(a) Types of Awards.  Awards under the Plan may consist of Options, Restricted Share Units, Performance Share Units, Stock Appreciation Rights and Other Awards. Any Award described in Sections 7 through 11 of the Plan may be granted singly or in combination or tandem with any other Awards, as the Committee may determine. Awards under the Plan may be made in combination with, in replacement of, or as alternatives to awards or rights under any other compensation or benefit plan of the Company, including the plan of any acquired entity.

(b) Terms Set Forth in Award Document.  The terms and conditions of each Award shall be set forth in an Award Document in a form approved by the Committee for such Award, which shall contain terms and conditions not inconsistent with the Plan. The terms of Awards may vary among Participants and the Plan does not impose upon the Committee any requirement to make Awards subject to uniform terms. Accordingly, the terms of individual Award Documents may vary.

(c) Termination of Employment and Change in Control.  The Committee shall specify at or after the time of grant of an Award the provisions governing the disposition of an Award in the event of a Participant’s termination of employment with the Company or any of its Subsidiaries. In connection with a Participant’s termination of employment, the Committee may vary the vesting, exercisability and settlement provisions of an Award relative to the circumstances resulting in such termination of employment. The Committee shall have the discretion to accelerate the vesting, exercisability or settlement of, eliminate the restrictions and conditions applicable to, or extend the post-termination exercise period of an outstanding Award. Similarly, the Committee shall have full authority to determine the effect, if any, of a change in control of the Company on the vesting, exercisability, settlement, payment or lapse of restrictions applicable to an Award, which effect may be specified in the applicable Award Document or determined at a subsequent time.

(d) Award Exercisable Only by Participant.  During the lifetime of a Participant, an Award shall be exercisable only by the Participant. The grant of an Award shall impose no obligation on a Participant to exercise or settle the Award.

(e) Rights of a Stockholder.  A Participant shall have no rights as a stockholder with respect to shares of Common Stock covered by an Award until the date the Participant or his nominee becomes the holder of record of such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13(b).

(f) Limitation on Exercise and Settlement.  An Award may not be exercised or settled and no shares of Common Stock may be issued in connection with an Award unless the issuance of such shares has been registered under the Securities Act of 1933, as amended, and qualified under applicable state “blue sky” laws, or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available.

(g) Performance-Based Awards.  The Committee may determine whether any Award under the Plan is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Awards designated to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Targets, to the extent required by Section 162(m) of the Code. The Performance Targets that may be used by the Committee for such Awards will be based on one or more of the performance measures set forth on Annex A hereto, as selected by the Committee. Each Participant is assigned a Target Award payable if Performance Targets are achieved. If a Participant’s performance exceeds such Participant’s Performance Targets, Awards may be greater than the Target Number, but may not exceed 200% of such Participant’s Target Number. The Committee retains the right to reduce any Award if it believes that individual performance does not warrant the Award calculated by reference to the result. In the event that all members of the Committee are not “outside directors” as that term is defined in Section 162(m) of the Code, the grant and terms of Awards intended to qualify as “performance-based compensation” will be made by a subcommittee of the Committee consisting of two or more “outside directors.”

7.	Terms and Conditions of Options

(a) General.  The Committee, in its discretion, may grant Options to eligible Participants and shall determine whether such Options shall be Incentive Stock Options, Nonqualified Stock Options or any other type of Option which may exist from time to time. Each Option shall be evidenced by an Award Document that shall expressly identify the Option as an Incentive Stock Option or Nonqualified Stock Option (or other type of Option, as applicable), and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may, at any time, or from time to time, authorize the Company, with the consent of the respective recipients, to issue new Options, including Options in exchange for the surrender and cancellation of any or all outstanding Options or Stock Appreciation Rights.

(b) Exercise Price.  The exercise price of an Option shall be fixed by the Committee at the time of grant or shall be determined by a method specified by the Committee at the time of grant; provided that the exercise price of an Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. Payment of the exercise price of an Option shall be made in cash, or, to the extent provided by the Committee at or after the time of grant, in shares of Common Stock already owned and held by the Participant or in any combination of cash and shares of Common Stock held by the Participant. Except in connection with a transaction or event described in Section 13(b), nothing in the Plan shall be construed as permitting the Company to reduce the exercise price of Options previously granted under the Plan or options previously granted under any other plan of the Company without stockholder approval. In accordance with the rules and procedures established by the Committee for this purpose, an Option may also be exercised through a “cashless exercise” procedure, approved by the Committee, involving a broker or dealer, that affords Participants the opportunity to sell immediately some or all of the shares of Common Stock underlying the exercised portion of the Option in order to generate sufficient cash to pay the exercise price of the Option and to satisfy withholding tax obligations related to the Option.

(c) Term.  An Option shall be effective for such term as shall be determined by the Committee and as set forth in the Award Document relating to such Option, and the Committee may extend the term of an Option after the time of grant; provided, however, that the term of an Option may in no event extend beyond the 10th anniversary of the date of grant of such Option.

(d) Incentive Stock Options.  The exercise price per share of an Incentive Stock Option may not be less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed). No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (i) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Incentive Stock Option, and (ii) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

8.	Terms and Conditions of Restricted Share Units

The Committee is authorized to grant Restricted Share Units to Eligible Individuals. A Restricted Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, one or more shares of Common Stock in consideration of the Participant’s employment with the Company or any of its Subsidiaries. If and when the forfeiture provisions lapse, the Restricted Share Units shall become shares of Common Stock owned by the corresponding Participant or, at the sole discretion of the Committee, cash, or a combination of cash and shares of Common Stock, with a value equal to the Fair Market Value of the shares at the time of payment.

At the time of grant of a Restricted Share Unit, the Committee shall, in its sole discretion, establish a restriction period (the “Restriction Period”) during which the forfeiture provisions may lapse. The Restriction Period may lapse over a period of time specified by the Committee in an Award Document; provided, however, that, subject to Section 6(c) hereof, such Restriction Period shall be not less than three years.

9.	Terms and Conditions of Performance Share Units

The Committee is authorized to grant Performance Share Units to Eligible Individuals. A Performance Share Unit shall entitle a Participant to receive, subject to the terms, conditions and restrictions set forth in the Plan and applicable Award Document, a Target Number of shares of Common Stock based upon the achievement of Performance Targets over the applicable Performance Period. At the sole discretion of the Committee, Performance Share Units shall be settled through the delivery of shares of Common Stock or cash, or a combination of cash and shares of Common Stock, with a value equal to the Fair Market Value of the shares of Common Stock as of the last day of the applicable Performance Period.

At the time of grant of a Performance Share Unit, the Committee shall, in its sole discretion, establish a Performance Period. The Performance Targets applicable to each Performance Period shall be measured over a period of not less than one year.

10.	Stock Appreciation Rights

(a) General.  The Committee is authorized to grant Stock Appreciation Rights to Eligible Individuals. A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Document. The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that, except as provided in Section 13(b) below, the exercise price per share of Common Stock subject to a Stock Appreciation Right may not be adjusted or amended, including by means of amendment, cancellation or the replacement of such Stock Appreciation Right with a subsequently awarded Stock Appreciation Right. At the sole discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash or shares of Common Stock, or in a combination of cash and shares of Common Stock, having an aggregate Fair Market Value as of the date of exercise equal to such cash amount.

(b) Stock Appreciation Rights in Tandem with Options.  A Stock Appreciation Right granted in tandem with an Option may be granted either at the same time as such Option or subsequent thereto. If granted in tandem with an Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Option shall be exercisable, and shall have the same term and exercise price as the related Option (which, in the case of a Stock Appreciation Right granted after the grant of the related Option, may be less than the Fair Market Value per share on the date of grant of the tandem Stock Appreciation Right). Upon exercise of a Stock Appreciation Right granted in tandem with an Option, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

11.	Other Awards

The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of shares of Common Stock, for the acquisition or future acquisition of shares of Common Stock, or any combination thereof. Notwithstanding the foregoing, subject to Section 6(c) hereof, any applicable Restriction Period shall not be less than three years and any applicable Performance Targets related to a Performance Period shall be measured over a period of not less than one year.

12.	Tax Withholding

The Company or a Subsidiary, as appropriate, may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any applicable tax withholding requirements. In the case of an Award payable in shares of Common Stock, the Company may permit such individual to satisfy, in whole or in part, such obligation to remit taxes by directing the Company to withhold shares that would otherwise be received by such individual or to repurchase shares of Common Stock that were issued to such individual to satisfy the minimum statutory withholding rates for any applicable tax withholding purposes, in accordance with all applicable laws and pursuant to such rules as the Committee may establish from time to time. The Company or a Subsidiary, as appropriate, shall also have the right to deduct from all cash payments made to a Participant (whether or not such payment is made in connection with an Award) any applicable taxes required to be withheld with respect to such payments.

13.	No Restriction on Right of Company to Effect Corporate Changes

(a) Authority of the Company and Stockholders.  The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) Change in Capitalization.  Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5, including the maximum number of shares available under the special limits provided for in Section 5(c), may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the exercise price per share, if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject.

(c) Repricings.  The Committee may not effect a Repricing of any Option or Stock Appreciation Right granted under the Plan without the approval of the Company’s shareholders.

14.	Application of Funds

The proceeds received by the Company from the sale of Common Stock pursuant to Awards will be used for general corporate purposes.

15.	Exchange Act

Notwithstanding anything contained in the Plan or any Award Document under the Plan to the contrary, if the consummation of any transaction under the Plan, or the taking of any action by the Committee in connection with a change in control of the Company, would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than 180 days.

16.	No Right to Employment

No person shall have any claim or right to receive Awards under the Plan. Neither the Plan, the grant of Awards under the Plan, nor any action taken or omitted to be taken under the Plan shall be deemed to create or confer on any Eligible Individual any right to be retained in the employ of the Company or any Subsidiary or other affiliate thereof, or to interfere with or to limit in any way the right of the Company or any Subsidiary or other affiliate thereof to terminate the employment of such Eligible Individual at any time.

17.	Awards to Individuals Subject to Non-U.S. Jurisdictions

To the extent that Awards under the Plan are awarded to individuals who are domiciled or resident outside of the United States or to persons who are domiciled or resident in the United States but who are subject to the tax laws of a jurisdiction outside of the United States, the Committee may adjust the terms of the Awards granted hereunder to such person (i) to comply with the laws of such jurisdiction and (ii) to permit the grant of the Award not to be a taxable event to the Participant. The authority granted under the previous sentence shall include the discretion for the Committee to adopt, on behalf of the Company, one or more sub-plans applicable to separate classes of Eligible Individuals who are subject to the laws of jurisdictions outside of the United States.

18.	Term of the Plan

Unless earlier terminated pursuant to Section 20, the Plan shall terminate on the 10th anniversary of the Effective Date, except with respect to Awards then outstanding. No Awards may be granted under the Plan after the 10th anniversary of the Effective Date.

19.	Effective Date

The Plan shall become effective on the Effective Date.

20.	Amendment and Termination

Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend the Plan; provided, however, that no termination, amendment, modification or suspension of the Plan shall materially and adversely alter or impair the rights of a Participant in any Award previously made under the Plan without the consent of the holder thereof and no amendment which (a) increases the limits set forth in Section 5(c)(ii), (b) permits a reduction in the exercise price of Options or Stock Appreciation Rights (or options or stock appreciation rights granted under another plan of the Company), under circumstances other than in connection with a transaction or event described in Section 13(b), or (c) materially amends or modifies any material term of the Plan shall be effective without approval of the Company’s shareholders.

21.	Code Section 409A

Notwithstanding any other provisions of the Plan, if the Committee determines in good faith that any provision of the Plan or any Award Document does not satisfy Code Section 409A or could otherwise cause any person to recognize additional taxes, penalties or interest under Code Section 409A, the Committee may, without the consent of any person, modify such provision, to the extent necessary or desirable to ensure compliance with Code Section 409A. Any such amendment shall maintain, to the maximum extent practicable, the original intent of the applicable provision.

22.	Award Document

In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

23.	Governing Law

The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Florida and without giving effect to principles of conflicts of laws.

Annex A

Financial Performance Measures

•	Contract revenues
•	Operating revenue
•	Net revenue
•	Revenue growth
•	Gross margin
•	Operating margin
•	Operating income
•	Operating income before asset impairment charges and certain other expenses
•	Operating income growth
•	Earnings before interest and taxes
•	Earnings before interest and taxes, asset impairment charges and certain other expenses
•	Earnings before interest, taxes, depreciation, and amortization
•	Earnings before interest, taxes, depreciation, and amortization, asset impairment charges and certain other expenses
•	Pre-tax operating income
•	Pre-tax income
•	Pre-tax income before asset impairment charges and certain other expenses
•	Net income
•	Net income before asset impairment charges and certain other expenses
•	Basic or diluted earnings per share
•	Basic or diluted earnings per share before asset impairment charges and certain other expenses
•	Basic or diluted earnings per share growth
•	Basic or diluted earnings per share growth before asset impairment charges and certain other expenses
•	Expense management
•	Effective tax rate
•	Cash flow
•	Operating cash flow
•	Cash flow return on investment
•	Cash value added
•	Economic value added
•	Assets
•	Days sales outstanding (accounts receivable and work in progress)
•	Days sales outstanding(accounts receivable)
•	Return on assets
•	Return on equity
•	Return on invested capital
•	Return on investment
•	Return on net assets
•	Return on tangible net assets
•	Return on tangible net worth
•	Tangible net assets
•	Tangible net worth
•	Total shareholder return
•	Market capitalization
•	Contract backlog
•	Share price

Non-Financial Performance Measures

•	Customer satisfaction
•	Safety performance
•	Development and execution of strategic initiatives
•	Objective individual performance goals

APPENDIX C

AUDIT COMMITTEE CHARTER

The Board of Directors of Dycom Industries, Inc. (the “Company”) has adopted and approved a Charter for its Audit Committee (the “Committee”), which is hereby set forth below:

Role and Independence

The Committee is established by the Board of Directors primarily for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

The Committee is responsible for assisting the Board’s oversight of (1) the quality and integrity of the Company’s financial statements and related disclosure, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditors. In addition, the Committee shall prepare the Audit Committee Report required by the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

The Committee shall consist of at least three directors. The members of the Committee shall be appointed annually by the Board upon the recommendation of the Corporate Governance Committee. Each member of the Committee shall meet all applicable independence, financial literacy and other requirements of the New York Stock Exchange, the Commission and other applicable law. At least one member of the Committee must meet the applicable Commission definition of financial expert. The Board of Directors shall appoint one member of the Committee as Chair. The members of the Committee may be removed or replaced, and any vacancies on the Committee shall be filled, by the Board upon the recommendation of the Corporate Governance Committee.

Meetings

The Chair of the Committee, in consultation with the Committee members, shall determine the schedule and frequency of the Committee meetings, provided that the Committee shall meet at least four times per year. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any such meeting. The Committee shall meet periodically alone with management, the general counsel and the director of internal audit. The Committee shall also meet alone with the independent auditor quarterly, in conjunction with the review and reporting of the Company’s quarterly results and at such other times that the Committee deems appropriate.

The Chair of the Committee shall develop and set the Committee’s agenda, in consultation with other members of the Committee, the Board and management. The agenda and information concerning the business to be conducted at each Committee meeting shall, to the extent practical, be communicated to the members of the Committee sufficiently in advance of each meeting to permit meaningful review.

The Committee shall report regularly to the entire Board and shall submit to the Board the minutes of its meetings. The Committee shall conduct an annual performance self-evaluation and shall report to the entire Board the results of the self-evaluation. The Committee shall review the Charter on an annual basis and recommend proposed changes, if any, to the Board.

Authority and Duties

Independent Auditor’s Qualifications and Independence

1.	The Committee shall be directly responsible for the appointment, retention, compensation and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

2.	The Committee shall have the sole authority to pre-approve any non-audit services to be provided by the independent auditor. The Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to non-audit services procured by the independent auditor.

3.	The Committee shall obtain and review with the lead audit partner and a more senior representative of the independent auditor, annually or more frequently as the Committee considers appropriate, a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting independent audits carried out by the independent auditor, and any steps taken to deal with these issues; and in order to assess the independent auditor’s independence, all relationships between the independent auditor and the Company. The Committee shall assure the regular rotation of the lead audit partner.

4.	The Committee shall review the experience and qualifications of the senior members of the independent auditor team. Dycom’s Management will conduct a review of the performance of the senior members of the independent auditor team annually and report the results of that review to the Committee.

5.	The Committee shall pre-approve the hiring of any employee or former employee of the independent auditor who was a member of the Company’s audit team during the preceding three financial years. In addition, the Committee shall pre-approve the hiring of any employee or former employee of the independent auditor who has worked in any capacity for the independent auditor within the preceding two financial years for any senior position within the Company.

Financial Statements and Related Disclosure

6.	The Committee shall review the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” before the filing of the Company’s reports with the Securities and Exchange Commission.

7.	The Committee or, upon delegation of this task to the Chair or the Chair’s designee, shall review with management earnings press releases before they are issued. The Committee shall review generally with management the nature of the financial information and earnings guidance provided to analysts and rating agencies.

8.	The Committee shall review with the independent auditor: (a) all critical accounting policies and practices to be used by the Company in preparing its financial statements, (b) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (c) other material communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences. In addition, the Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

9.	The Committee shall review with management and any outside professionals that the Committee considers appropriate, the effectiveness of the Company’s disclosure controls and procedures.

10.	The Committee shall review with management, the independent auditor team and any other outside experts that the Committee considers appropriate, important trends and developments in financial reporting practices and requirements and their effect on the Company’s financial statements.

11.	The Committee shall annually review the performance of the independent auditor, and, if in the Committee’s opinion it is warranted, recommend to the entire Board that the independent auditor’s lead audit partner or the independent auditor be changed.

Performance of the Internal Audit Function and Independent Auditors

12.	The Committee shall review with management, the director of internal auditor and the independent auditor the scope, planning and staffing of the proposed audit for the current year. The Committee shall also review the internal audit function’s organization, responsibilities, plans, results, budget and staffing. In addition, management shall consult with the Committee on the appointment, replacement, reassignment or dismissal of the director of internal auditor.

13.	The Committee shall review with management, the director of internal auditor and the independent auditor the quality, adequacy and effectiveness of the Company’s internal controls and any significant deficiencies or material weaknesses in internal controls.

14.	The Committee shall review the Company’s policies with respect to risk assessment and risk management with the director of internal audit.

Compliance with Legal and Regulatory Requirements

15.	The Committee shall review with management and any internal or external counsel that the Committee considers appropriate, any legal matters (including the status of pending litigation) that may have a material impact on the Company and any material reports or inquiries from regulatory or governmental agencies.

16.	The Committee shall review with the general counsel the adequacy and effectiveness of the Company’s procedures to ensure compliance with its legal and regulatory responsibilities. The Committee shall also review the legal and regulatory compliance function’s organization, responsibilities, plans, results, budget and staffing.

17.	The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters or potential violations of law and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or potential violations of law.

18.	The Committee shall discuss with the Company’s general counsel and director of internal audit the Company’s compliance with legal and regulatory requirements, and any material reports received from regulators or governmental agencies.

The foregoing list of duties is not exhaustive, and the Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Committee, as it deems appropriate. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities and personnel. The Committee may retain counsel, auditors or other advisors, in its sole discretion. The Committee shall have the authority to approve the amount of compensation paid to any advisors employed by the Committee and any ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Clarification of Audit Committee’s Role

The Committee’s responsibility is one of oversight. It is the responsibility of the Company’s management to prepare consolidated financial statements in accordance with applicable law and regulations and of the Company’s independent auditor to audit those financial statements. Therefore, each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the financial and other information provided to the Committee by such persons or organizations.

Electronic Voting Instructions Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy
1 — VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
2 — VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
ALL VOTES MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME, NOVEMBER 24, 2008.
DYCOM INDUSTRIES, INC.
11770 U.S. HIGHWAY 1, SUITE 101
PALM BEACH GARDENS, FLORIDA 33408 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE,
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
DYCOM1
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Withhold All For All Except DYCOM INDUSTRIES, INC. For All THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, 3 AND 4. Vote on Directors
1. The election of three nominees for director as set forth in the Proxy Statement accompanying the Notice of Annual Meeting of Shareholders and
listed below: Nominees:
01) James A. Chiddix 02) Charles B. Coe 03) Patricia L. Higgins
Vote on Proposals For Against Abstain
2. To approve the 2009 Annual Incentive Plan. 3. To re-approve and amend the performance goals under the Dycom Industries, Inc. 2003 Long-Term Incentive Plan. 4.
To vote at the discretion of the proxies and attorneys-in-fact on the transaction of such other business as may properly come before the Annual Meeting and any adjournments thereof.
The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3 and 4. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.
0 For address changes and/or comments, please check this box and write them on the back where indicated.
Authorized Signatures — This section must be completed for your vote to be counted - date and sign below. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. DYCOM INDUSTRIES, INC.
11770 U.S. Highway 1, Suite 101
Palm Beach Gardens, Florida 33408
PROXY FOR THE 2008
ANNUAL MEETING OF SHAREHOLDERS — NOVEMBER 25, 2008 This Proxy is solicited on behalf of the Board of Directors of Dycom Industries, Inc. (the “Company”). The undersigned hereby appoints Steven Nielsen and H. Andrew DeFerrari, and each of them, proxies and attorneys-in-fact, with the power of substitution (the action of both of them or their substitutes present and acting or if only one be present and acting, then the action of such one to be in any event controlling), to vote all shares of common stock held of record by the undersigned on October 3, 2008 at the 2008 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company scheduled to be held on November 25, 2008, and at any adjournments thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Address Changes/Comments:
CONTINUED AND TO BE SIGNED ON REVERSE SIDE